UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08217

Name of Fund: BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New York Quality Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 07/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2024
2024 Annual Report

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
BlackRock New York Municipal Income Trust (BNY)
BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2024

Municipal Market Conditions
Municipals struggled at the start of the period as recent monetary policy tightening—in which the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate to 5.25%−5.50%—weighed on the market. However, after the Fed paused in September, falling inflation and weakening economic growth quickly led to more dovish expectations, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023. Since, economic data has weakened slower than expected and the Fed has remained on hold, prompting mixed performance and increased volatility throughout most of 2024. Lower-rated credits and the long-end of the yield curve performed best during the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2024
6	months:	1.02%
12	months:	3.74%
During the 12-months ended July 31, 2024, municipal bond funds experienced net outflows totaling $12 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market absorbed $434 billion in issuance, a large increase from the $323 billion issued during the prior 12-month period, boosted by increased borrowing needs from issuers on the back of slowing revenue growth, less fiscal stimulus, and pent-up demand.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2023, to July 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 17 basis points (bps) from 3.51% to 3.68%, ten-year yields increased by 25 bps from 2.57% to 2.82%, five-year yields increased by 9 bps from 2.66% to 2.75%, and two-year yields decreased by 15 bps from 3.00% to 2.85% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 32 bps to a slope of 83 bps, significantly steeper than the U.S. Treasury curve.
Outperformance throughout the period kept relative valuations at historically rich levels, and municipal-to-Treasury ratios ended well through their five-year averages across the curve, limiting interest from crossover investors.
Financial Conditions of Municipal Issuers
With reserves at all-time highs, debt service burden near a 50-year low, and a strong equity market fortifying pension plans, states are well-positioned to weather a potential economic slowdown. Tax receipts have normalized with two consecutive quarters of positive growth; however, expenditures remain elevated due to inflation. Forty-six states began their new fiscal year in July, with only three states—Massachusetts, Pennsylvania, and South Carolina—starting without a budget, though none experienced significant disruptions. We believe the fundamental outlook remains stable for states. Local governments and school districts are particularly well situated since they continue to benefit from the strength in the U.S. residential housing market.
Regarding revenue sectors, no subsector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all municipal sectors, borrowing has increased dramatically in 2024, primarily as issuers address deferred maintenance. With the uncertainty surrounding the election, we anticipate the spike in issuance will continue, providing better options in the second half of 2024 to buy solid credits in the primary market or discounted names in the secondary market.
The opinions expressed are those of BlackRock as of July 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)
 The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Fund’s leverage if it deems such action to be appropriate. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.
To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Investment Objective
BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2024 ($11.57)(a)	5.19%
Tax Equivalent Yield(b)	10.71%
Current Monthly Distribution per Common Share(c)	$0.050000
Current Annualized Distribution per Common Share(c)	$0.600000
Leverage as of July 31, 2024(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.054000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.57	$ 11.20	3.30%	$ 11.63	$ 9.77
Net Asset Value	13.07	13.03	0.31	13.38	11.75
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.34%	0.92%	3.42%
Fund at Market Price(a)(b)	8.49	0.48	3.29
New Jersey Customized Reference Benchmark(c)	4.06	1.87	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New
Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New Jersey Customized Reference Benchmark commenced on September 30,
2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Puerto Rico issues were notable outperformers in high yield. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed and education issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The Fund’s cash position was above typical levels at the close of the period. The state of New Jersey has improved its budget deficits and reduced its debt outstanding, which has led to lower state-specific supply. With fewer opportunities to source attractive New Jersey tax-exempt bonds, the Fund held a higher cash reserve than it did in the past. However, the cash balance is earned an attractive yield on a historical basis and was less of a drag on performance than it would have been when interest rates were near zero.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	33.7%
State	17.9
Education	14.5
County/City/Special District/School District	11.5
Health	6.5
Tobacco	5.2
Corporate	4.9
Utilities	3.6
Housing	2.2

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	21.6%
2025	5.8
2026	5.0
2027	8.3
2028	22.6

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	4.7%
AA/Aa	36.5
A	37.2
BBB/Baa	14.4
BB/Ba	1.2
B	0.2
N/R(e)	5.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Investment Objective
BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Fund’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, the Fund invests at least 65% of its assets in New York Municipal Bonds. The Fund invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of July 31, 2024 ($10.77)(a)	4.85%
Tax Equivalent Yield(b)	10.04%
Current Monthly Distribution per Common Share(c)	$0.043500
Current Annualized Distribution per Common Share(c)	$0.522000
Leverage as of July 31, 2024(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.77	$ 10.44	3.16%	$ 10.91	$ 8.70
Net Asset Value	12.10	12.12	(0.17)	12.41	10.60
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.61%	0.18%	2.86%
Fund at Market Price(a)(b)	8.09	(0.16)	2.56
New York Customized Reference Benchmark(c)	4.37	1.32	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. In terms of credit tiers, AA rated bonds were the most notable contributors due to their large weighting in the New York municipal market. BBB rated securities, which consisted mainly of holdings in the transportation and higher education sectors, also performed well. Holdings in the tax-backed sector further contributed, as did positions in Puerto Rico. Yield curve positioning also helped performance. A large percentage of the Fund is held in longer-maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	33.9%
County/City/Special District/School District	18.4
Utilities	12.8
State	9.7
Education	9.4
Housing	6.3
Health	4.4
Corporate	4.0
Tobacco	1.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.6%
2025	5.7
2026	2.5
2027	8.4
2028	9.7

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	8.0%
AA/Aa	58.8
A	17.3
BBB/Baa	9.1
BB/Ba	0.3
B	0.3
N/R(e)	6.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Investment Objective
BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On October 30, 2023, the Board of Directors of the Fund and the Board of Directors of BlackRock MuniYield Quality Fund III (MYI) announced the withdrawal of the merger proposal that was previously approved by the Boards pursuant to which the Fund would have been merged into MYI, with MYI continuing as the surviving Fund.
Fund Information
Symbol on New York Stock Exchange	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2024 ($11.61)(a)	4.81%
Tax Equivalent Yield(b)	8.75%
Current Monthly Distribution per Common Share(c)	$0.046500
Current Annualized Distribution per Common Share(c)	$0.558000
Leverage as of July 31, 2024(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.054500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.61	$ 11.12	4.41%	$ 11.68	$ 9.47
Net Asset Value	13.08	12.94	1.08	13.36	11.44
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.82%	0.81%	3.50%
Fund at Market Price(a)(b)	9.30	0.37	3.54
Michigan Customized Reference Benchmark(c)	4.34	1.45	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Michigan Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Michigan Exempt Total Return Index Unhedged (90%) and the Michigan Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Michigan Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand trends.
The Fund benefited from the contribution from income at a time of elevated yields, as well as tightening credit spreads. Together, these factors helped offset the adverse effect of rising U.S. Treasury yields. (Prices and yields move in opposite directions.)
Positions in lower-quality securities and longer-dated bonds (those with maturities of 20 to 25 years) also contributed positively. In terms of sectors, tax-backed state issues made the largest contributions.
The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	25.3%
State	17.7
Education	16.9
Health	11.6
Utilities	11.6
Housing	7.0
Transportation	6.9
Tobacco	1.7
Corporate	1.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.0%
2025	5.0
2026	9.7
2027	3.5
2028	15.8

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	1.3%
AA/Aa	69.5
A	18.8
BBB/Baa	2.6
N/R(e)	7.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.8% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Investment Objective
BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2024 ($10.58)(a)	5.01%
Tax Equivalent Yield(b)	10.37%
Current Monthly Distribution per Common Share(c)	$0.044200
Current Annualized Distribution per Common Share(c)	$0.530400
Leverage as of July 31, 2024(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051200 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.58	$ 10.08	4.96%	$ 10.61	$ 8.48
Net Asset Value	11.73	11.70	0.26	12.03	10.26
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	5.14%	0.35%	2.92%
Fund at Market Price(a)(b)	10.07	0.02	2.91
New York Customized Reference Benchmark(c)	4.37	1.32	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. In terms of credit tiers, AA rated bonds were the most notable contributors due to their large weighting in the New York municipal market. BBB rated securities, which consisted mainly of holdings in the transportation and higher education sectors, also performed well. Holdings in the tax-backed sector further contributed, as did positions in Puerto Rico. Yield curve positioning also helped performance. A large percentage of the Fund is held in longer-maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	28.2%
County/City/Special District/School District	20.5
Utilities	13.6
State	12.4
Education	10.0
Housing	5.8
Health	4.2
Corporate	4.0
Tobacco	1.3

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	7.0%
2025	4.5
2026	2.5
2027	7.6
2028	7.4

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.8%
AA/Aa	60.3
A	16.6
BBB/Baa	8.1
BB/Ba	0.5
B	0.3
N/R(e)	6.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Investment Objective
BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On October 30, 2023, the Board of Directors of the Fund and the Board of Directors of BlackRock MuniYield Quality Fund III (MYI) announced the withdrawal of the merger proposal that was previously approved by the Boards pursuant to which the Fund would have been merged into MYI, with MYI continuing as the surviving Fund.
Fund Information
Symbol on New York Stock Exchange	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2024 ($12.35)(a)	6.41%
Tax Equivalent Yield(b)	11.42%
Current Monthly Distribution per Common Share(c)	$0.066000
Current Annualized Distribution per Common Share(c)	$0.792000
Leverage as of July 31, 2024(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 12.35	$ 11.69	5.65%	$ 12.81	$ 9.90
Net Asset Value	13.04	13.09	(0.38)	13.34	11.54
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.43%	0.20%	2.99%
Fund at Market Price(a)(b)	10.75	1.61	3.74
Pennsylvania Customized Reference Benchmark(c)	4.05	1.29	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Pennsylvania Customized Reference Benchmark is comprised of the Bloomberg Pennsylvania Total Return Index Unhedged (90%) and the Pennsylvania Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to Fund performance. The Fund’s allocation to high yield (below investment-grade) bonds was a key contributor, as the category outperformed on the strength of its above-average income and tightening yield spreads. Puerto Rico issues were notable outperformers in high yield. Holdings in the A and BBB categories (the lower end of the investment-grade space), helped performance, as well. At the sector level, tax-backed, education, and healthcare issues stood out as contributors. Yield curve positioning also helped results. A large percentage of the Fund is held in longer maturities, which outperformed the front and intermediate parts of the curve.
The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	20.4%
Education	20.0
Health	19.6
County/City/Special District/School District	16.1
Utilities	6.8
Housing	6.5
State	4.9
Tobacco	4.0
Corporate	1.7

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	4.9%
2025	8.4
2026	7.1
2027	9.5
2028	16.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	0.9%
AA/Aa	43.5
A	32.2
BBB/Baa	9.1
BB/Ba	3.0
B	0.2
N/R(e)	11.1

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

Fund Summary

Fund Summary as of July 31, 2024

BlackRock New York Municipal Income Trust (BNY)
Investment Objective
BlackRock New York Municipal Income Trust’s (BNY) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Fund invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
Fund Information
Symbol on New York Stock Exchange	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2024 ($10.71)(a)	4.82%
Tax Equivalent Yield(b)	9.98%
Current Monthly Distribution per Common Share(c)	$0.043000
Current Annualized Distribution per Common Share(c)	$0.516000
Leverage as of July 31, 2024(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051000 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 10.71	$ 10.35	3.48%	$ 10.90	$ 8.66
Net Asset Value	12.05	12.05	0.00	12.37	10.43
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock New York Municipal Income Trust (BNY)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.62%	0.00%	2.77%
Fund at Market Price(a)(b)	8.26	(0.58)	2.20
New York Customized Reference Benchmark(c)	4.37	1.32	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The New York Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Consistent with trends in the broader market, income was the largest contributor to the Fund’s performance. In terms of credit tiers, AA rated bonds were the most notable contributors due to their large weighting in the New York municipal market. BBB rated securities, which consisted mainly of holdings in the transportation and higher education sectors, also performed well. Holdings in the tax-backed sector further contributed, as did positions in Puerto Rico. Yield curve positioning also helped performance. A large percentage of the Fund is held in longer-maturities, which outperformed the front and intermediate parts of the curve.
The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted from performance. The Fund continued to use leverage, but the benefit was dampened by increased borrowing costs brought about by the high-rate environment. A long duration positioning detracted, as well. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock New York Municipal Income Trust (BNY)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	28.9%
County/City/Special District/School District	18.5
Utilities	16.4
Education	9.5
State	8.0
Housing	6.8
Health	5.4
Corporate	4.4
Tobacco	2.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	9.2%
2025	5.1
2026	3.8
2027	5.9
2028	7.3

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	6.2%
AA/Aa	55.3
A	20.4
BBB/Baa	9.3
BB/Ba	0.4
B	1.2
N/R(e)	7.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.6% of total investments.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024

BlackRock Virginia Municipal Bond Trust (BHV)
Investment Objective
BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Fund invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Fund’s investment adviser. The Fund may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Fund’s investment objective will be achieved.
On October 30, 2023, the Board of Directors of the Fund and the Board of Directors of BlackRock MuniYield Quality Fund III (MYI) announced the withdrawal of the merger proposal that was previously approved by the Boards pursuant to which the Fund would have been merged into MYI, with MYI continuing as the surviving Fund.
Fund Information
Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of July 31, 2024 ($11.11)(a)	4.27%
Tax Equivalent Yield(b)	7.99%
Current Monthly Distribution per Common Share(c)	$0.039500
Current Annualized Distribution per Common Share(c)	$0.474000
Leverage as of July 31, 2024(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)
The monthly distribution per Common Share, declared on September 12, 2024, was increased to $0.051500 per share.  The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate.  The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/24	07/31/23	Change	High	Low
Closing Market Price	$ 11.11	$ 10.78	3.06%	$ 11.23	$ 8.91
Net Asset Value	12.48	12.44	0.32	12.70	10.73
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Fund Summary

Fund Summary as of July 31, 2024(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Performance
Returns for the period ended July 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	4.38%	(0.65)%	1.84%
Fund at Market Price(a)(b)	7.23	(4.21)	0.45
Virginia Customized Reference Benchmark(c)	4.28	1.40	N/A
Bloomberg Municipal Bond Index	3.74	1.18	2.47

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage, if any.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The Virginia Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
The municipal bond market gained ground during the reporting period, with income playing the largest role in total returns. Municipal bonds were also well supported by positive economic growth, strong issuer fundamentals, and favorable supply-and-demand conditions.
Positions in long-dated securities—especially in the AA and A ratings categories—made the largest contribution to the Fund’s performance, reflecting both their positive returns and large weighting in the portfolio. Holdings in high-quality bonds, especially in the tax-backed local, healthcare, and housing sectors, were notable contributors. Tobacco sector holdings were notable contributors given their longer duration (higher interest rate sensitivity). This included non-Virginia state securities that the investment adviser believed would accrue higher income to Virginia-based investors after taxes.
The Fund’s use of leverage contributed to returns by increasing both duration (interest rate sensitivity) and income. While the income benefit of leverage has been reduced by higher short-term borrowing costs, management has been proactive in tax-loss selling to increase book yields on assets with the goal of maximizing long-term income prospects.
The rally across the fixed-income market compressed municipal valuations versus U.S. Treasuries. This was particularly true in high-quality states with scarce new issuance, including Virginia. As a result, very few portfolio holdings produced negative returns during the period.
The Fund used U.S. Treasury futures in an effort to mitigate interest rate risk, which detracted from performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2024 BlackRock Annual Report to Shareholders

Fund Summary as of July 31, 2024(continued)

BlackRock Virginia Municipal Bond Trust (BHV)
Overview of the Fund’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
State	15.3%
Housing	14.8
Health	13.6
County/City/Special District/School District	12.6
Transportation	11.8
Utilities	9.7
Tobacco	7.6
Education	7.6
Corporate	7.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent(b)
2024	11.0%
2025	1.5
2026	10.7
2027	9.2
2028	4.6

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	12.2%
AA/Aa	48.6
A	11.9
BBB/Baa	6.7
B	4.8
N/R(e)	15.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.0% of total investments.

Fund Summary

Schedule of Investments
July 31, 2024
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 0.2%
Utilities — 0.2%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	$920	$ 932,652
Nevada — 0.0%
Education — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New Jersey — 136.2%
Corporate — 7.5%
New Jersey Economic Development Authority, ARB
Series A, AMT, 5.63%, 11/15/30	1,730	1,743,757
Series B, AMT, 5.63%, 11/15/30	6,900	6,954,867
New Jersey Economic Development Authority, RB(d)
Series A, (NPFGC), 5.25%, 07/01/25	950	968,547
Series A, (NPFGC), 5.25%, 07/01/26	1,415	1,473,548
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	4,040	3,665,037
3.50%, 04/01/42	3,030	2,646,113
AMT, 3.00%, 08/01/41	19,020	15,634,167
AMT, 3.00%, 08/01/43	23,960	19,158,162
		52,244,198
County/City/Special District/School District — 16.1%
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/26(e)	2,425	2,520,091
City of Newark New Jersey, GOL, (SAW), 4.50%, 03/15/36	3,565	3,611,110
Clifton Board of Education, GO
(AGM), 2.00%, 08/15/41	6,150	4,110,266
(AGM), 2.25%, 08/15/46	6,150	4,009,688
County of Essex New Jersey, GO, Series B, 3.00%, 09/01/46	1,700	1,387,647
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,102,419
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/27	250	269,959
(NPFGC GTD), 5.50%, 10/01/28	9,380	10,346,415
(NPFGC GTD), 5.50%, 10/01/29	8,505	9,571,751
Ewing Township Board of Education, GO
4.00%, 07/15/38	2,660	2,708,637
4.00%, 07/15/39	2,320	2,355,760
Hudson County Improvement Authority, RB
5.00%, 05/01/46	5,655	5,734,822
Series A-1, (NPFGC GTD), 0.00%, 12/15/32(f)	1,000	743,774
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,519,378
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(g)(h)	2,350	29,023
Monroe Township Board of Education/Middlesex County, Refunding GO, 5.00%, 03/01/25(e)	1,750	1,770,334
New Jersey Economic Development Authority, RB
5.00%, 06/15/43	10,690	11,179,098
Series B, 6.50%, 04/01/31	3,355	3,425,733
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	3,339	3,406,510
Security	Par (000)	Value
County/City/Special District/School District (continued)
Newark Board of Education, Refunding GO, Sustainability Bonds, (BAM), 3.00%, 07/15/42	$1,500	$ 1,215,160
Union County Improvement Authority, Refunding RB, 5.00%, 03/01/34	945	1,047,733
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	36,835	36,903,298
		111,968,606
Education — 22.5%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	2,250	2,173,845
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/52	780	839,359
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	1,985	1,999,854
(BAM), 5.00%, 07/01/49	5,400	5,781,016
(BAM), 5.00%, 07/01/54	5,500	5,779,540
Middlesex County Improvement Authority, RB, 5.00%, 08/15/53	3,125	3,393,279
New Jersey Economic Development Authority, RB
6.00%, 10/01/33	4,440	4,447,763
Series A, 5.00%, 07/01/27(b)	210	208,293
Series A, 5.13%, 11/01/29(b)	145	143,602
Series A, 5.00%, 01/01/35	2,000	1,970,925
Series A, 5.25%, 07/01/37(b)	1,030	1,020,939
Series A, 5.00%, 07/01/38	350	358,918
Series A, 6.25%, 11/01/38(b)	440	454,399
Series A, 5.38%, 07/01/47(b)	1,685	1,582,317
Series A, 5.00%, 12/01/48	4,475	4,544,148
Series A, 5.00%, 06/15/49(b)	970	951,451
Series A, 5.00%, 01/01/50	1,235	1,235,454
Series A, 5.00%, 07/01/50	905	910,038
Series A, 6.50%, 11/01/52(b)	2,490	2,539,197
Series A, 5.00%, 06/15/54(b)	730	711,105
Series A, 5.25%, 11/01/54(b)	4,040	3,606,893
Series WW, 5.00%, 06/15/25(e)	8,615	8,766,649
Series WW, 5.25%, 06/15/25(e)	8,755	8,927,944
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	6,270	6,474,823
(AGM), 5.00%, 06/01/42	810	826,641
Series A, 4.25%, 09/01/27(b)	160	158,001
Series A, 5.63%, 08/01/34(b)	630	630,281
Series A, 5.00%, 09/01/37(b)	805	807,039
Series A, 5.88%, 08/01/44(b)	1,070	1,070,377
Series A, 6.00%, 08/01/49(b)	555	555,220
Series A, 5.13%, 09/01/52(b)	1,700	1,651,589
New Jersey Educational Facilities Authority, RB
Series A, 5.25%, 09/01/53	2,445	2,651,965
Series B, 5.25%, 03/01/54	27,970	31,376,738
Series C, (AGM), 3.25%, 07/01/49	1,060	872,200
Series C, (AGM), 4.00%, 07/01/50	895	872,187
New Jersey Educational Facilities Authority, Refunding RB
Series A, 4.00%, 07/01/47	2,100	1,899,330
Series D, 5.00%, 07/01/38	1,000	1,000,821
Series D, 5.00%, 07/01/43	600	600,272
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 4.00%, 12/01/44	1,575	1,548,666
Series B, AMT, 4.25%, 12/01/45	3,970	4,013,775

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
New Jersey Higher Education Student Assistance Authority, RB (continued)
Series C, AMT, 5.25%, 12/01/54	$1,825	$ 1,860,219
Sub-Series C, AMT, 4.00%, 12/01/48	3,210	2,966,734
Series C, AMT, Subordinate, 5.00%, 12/01/53	985	982,305
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.00%, 12/01/32	4,635	4,300,198
Series B, AMT, 4.00%, 12/01/41	2,890	2,844,934
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,552,718
Series C, AMT, Subordinate, 5.00%, 12/01/52	18,705	19,130,565
New Jersey Institute of Technology, RB, Series A, 5.00%, 07/01/40	3,000	3,034,874
		156,029,400
Health — 10.0%
Middlesex County Improvement Authority, RB, (AMBAC), 5.50%, 09/01/30	385	385,271
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	1,230	1,236,698
5.00%, 01/01/39	1,980	1,962,479
5.00%, 01/01/49	1,500	1,406,422
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	2,000	2,051,743
2.38%, 07/01/46	3,735	2,473,626
4.00%, 07/01/47	5,555	5,400,244
3.00%, 07/01/51	14,850	11,454,882
4.00%, 07/01/51	10,000	9,745,669
Series A, 5.50%, 07/01/43	5,505	5,509,325
Series A, 5.25%, 07/01/54	2,725	2,998,432
Series B, VRDN, 3.35%, 08/01/24(a)(i)	10,450	10,450,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	2,820	2,823,568
5.00%, 07/01/29	715	715,896
5.00%, 07/01/34	2,190	2,249,200
4.00%, 07/01/41	3,000	3,011,018
Series A, 4.00%, 07/01/43	3,500	3,419,542
Series A, 5.00%, 07/01/43	2,100	2,140,180
		69,434,195
Housing — 3.4%
New Jersey Housing & Mortgage Finance Agency, RB
5.25%, 12/20/65	2,055	2,167,175
Series A, (AGM), 5.00%, 05/01/27	1,200	1,200,820
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, Sustainability Bonds, 2.15%, 10/01/41	2,995	2,157,573
Series K, Sustainability Bonds, 4.70%, 10/01/50	2,180	2,209,167
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, 2.45%, 11/01/45	860	603,621
Series A, 4.00%, 11/01/48	675	630,215
Series A, 2.55%, 11/01/50	780	527,216
Series A, 4.10%, 11/01/53	400	371,178
Series A, 2.63%, 11/01/56	780	520,417
Series D, AMT, 4.25%, 11/01/37	1,750	1,682,661
Series D, AMT, 4.35%, 11/01/42	1,000	935,819
Series A, Sustainability Bonds, 2.65%, 11/01/46	1,150	837,262
Series A, Sustainability Bonds, 2.70%, 11/01/51	1,150	795,079
Security	Par (000)	Value
Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing (continued)
Series A, Sustainability Bonds, 2.75%, 11/01/56	$1,150	$ 766,498
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	5,295	5,186,351
Series E, 2.40%, 10/01/45	1,885	1,365,715
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,002,512
		23,959,279
State — 19.8%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	13,410	13,449,240
5.25%, 11/01/44	15,755	15,768,375
Garden State Preservation Trust, RB(f)
Series B, (AGM), 0.00%, 11/01/25	10,000	9,619,975
Series B, (AGM), 0.00%, 11/01/26	6,000	5,589,163
Series B, (AGM), 0.00%, 11/01/27	4,000	3,601,182
Series B, (AGM), 0.00%, 11/01/28	4,540	3,941,234
New Jersey Economic Development Authority, RB
5.00%, 12/15/28(e)	6,305	6,869,356
4.00%, 06/15/49	5,310	5,175,597
Series A, (NPFGC), 5.25%, 07/01/25	7,915	8,067,361
Series A, (NPFGC), 5.25%, 07/01/26	6,085	6,331,603
Series A, 5.00%, 06/15/42	2,000	2,067,322
Series B, 5.00%, 06/15/35	3,750	3,994,298
Series B, 5.00%, 06/15/43	3,470	3,623,138
New Jersey Economic Development Authority, Refunding RB
4.00%, 07/01/46	5,025	5,033,450
Series N-1, (NPFGC), 5.50%, 09/01/27	1,000	1,072,673
Sub-Series A, 4.00%, 07/01/32	5,000	4,991,588
Sub-Series A, 5.00%, 07/01/33	5,050	5,115,003
Sub-Series A, 4.00%, 07/01/34	8,570	8,504,251
New Jersey Educational Facilities Authority, RB
Series A, 4.00%, 09/01/28	9,705	9,708,717
Series A, 5.00%, 09/01/32	4,000	4,006,216
Series A, 5.00%, 09/01/33	5,370	5,378,384
State of New Jersey, GO, 5.00%, 06/01/38	5,085	5,539,434
		137,447,560
Tobacco — 8.1%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	4,695	4,936,313
Series A, 5.00%, 06/01/46	10,000	10,246,510
Series A, 5.25%, 06/01/46	6,500	6,729,059
Sub-Series B, 5.00%, 06/01/46	34,050	34,205,274
		56,117,156
Transportation — 43.4%
New Jersey Economic Development Authority, RB
4.00%, 11/01/44	4,715	4,659,910
Class A, 5.25%, 11/01/47	7,800	8,529,962
Class A, 5.00%, 11/01/52	1,000	1,065,697
AMT, (AGM), 5.00%, 01/01/31	1,000	1,000,877
AMT, 5.13%, 01/01/34	2,290	2,292,009
AMT, 5.38%, 01/01/43	23,510	23,514,334
AMT, 5.63%, 01/01/52	1,000	1,000,560
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/37	8,200	8,452,368
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation (continued)
New Jersey Economic Development Authority, Refunding ARB (continued)
AMT, 5.00%, 10/01/47	$6,200	$ 6,274,669
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	785	856,201
5.25%, 06/15/46	790	868,172
Series A, 5.00%, 06/15/30	4,250	4,373,886
Series AA, 5.25%, 06/15/34	1,305	1,321,936
Series AA, 4.00%, 06/15/36	2,565	2,619,521
Series AA, 5.00%, 06/15/38	11,830	11,845,938
Series AA, 5.25%, 06/15/41	5,000	5,067,136
Series AA, 4.00%, 06/15/45	10,980	10,748,645
Series AA, 5.00%, 06/15/45	5,000	5,297,946
Series AA, 4.00%, 06/15/50	13,535	13,184,692
Series BB, 4.00%, 06/15/44	5,100	5,037,237
Series BB, 4.00%, 06/15/50	10,100	9,632,399
Series BB, 5.25%, 06/15/50	19,575	21,440,193
Series C, (AGM), 0.00%, 12/15/32(f)	14,050	10,500,834
Series C, (AMBAC), 0.00%, 12/15/35(f)	8,300	5,403,195
Series C, (AMBAC), 0.00%, 12/15/36(f)	7,210	4,520,161
Series D, 5.00%, 06/15/32	3,300	3,323,367
Series S, 5.00%, 06/15/33	2,450	2,612,721
Series S, 4.50%, 06/15/49	4,600	4,643,803
Series S, Class BB, 5.00%, 06/15/36	3,750	4,156,074
Series S, Class BB, 4.00%, 06/15/37	1,550	1,587,649
Series S, Class BB, 4.00%, 06/15/40	6,000	6,064,634
Series S, Class BB, 4.00%, 06/15/50	8,290	8,049,116
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(f)	6,000	3,905,680
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	4,795	4,830,907
Series A, 4.00%, 06/15/35	1,605	1,644,593
Series A, 5.00%, 12/15/35	2,000	2,128,022
Series A, 4.00%, 06/15/36	3,695	3,786,541
Series A, 5.25%, 06/15/41	4,000	4,497,876
Series AA, 4.25%, 06/15/44	6,170	6,249,900
New Jersey Turnpike Authority, RB
Series A, 5.00%, 01/01/34	2,500	2,593,954
Series A, 4.00%, 01/01/42	4,000	4,041,296
Series A, 4.00%, 01/01/51	5,000	4,932,584
Series B, 5.25%, 01/01/49	2,980	3,332,271
Series E, 5.00%, 01/01/45	8,720	8,791,313
New Jersey Turnpike Authority, Refunding RB
Series A, (AGM), 5.25%, 01/01/29	4,000	4,378,027
Series A, (BHAC-CR AGM), 5.25%, 01/01/29	500	547,821
Series A, (AGM), 5.25%, 01/01/30	4,000	4,451,064
Series A, 4.00%, 01/01/39	7,175	7,382,247
Series D-2, (AGM), 5.25%, 01/01/26	10,500	10,804,327
South Jersey Port Corp., ARB
Series A, 5.00%, 01/01/49	4,150	4,276,036
Series B, AMT, 5.00%, 01/01/42	12,870	13,230,055
South Jersey Transportation Authority, RB
Series A, (AGM-CR), 4.00%, 11/01/50	4,260	4,273,746
Series A, Subordinate, (BAM), 4.00%, 11/01/50	2,000	1,912,302
		301,936,404
Utilities — 5.4%
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	1,000	912,499
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	2,060	1,747,194
Security	Par (000)	Value
Utilities (continued)
Passaic Valley Sewerage Commission, Refunding RB (continued)
Series J, (AGM), 3.00%, 12/01/41	$2,110	$ 1,758,406
Series J, (AGM), 3.00%, 12/01/42	2,155	1,767,343
Series J, (AGM), 3.00%, 12/01/43	2,205	1,776,723
Series J, (AGM), 3.00%, 12/01/44	2,255	1,788,251
Series J, (AGM), 3.00%, 12/01/45	2,305	1,804,189
Rahway Valley Sewerage Authority, RB(f)
Series A, (NPFGC), 0.00%, 09/01/26	4,100	3,818,139
Series A, (NPFGC), 0.00%, 09/01/28	6,600	5,718,563
Series A, (NPFGC), 0.00%, 09/01/29	9,650	8,045,121
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,635,441
Series A, (NPFGC), 0.00%, 09/01/33	5,000	3,576,574
		37,348,443
Total Municipal Bonds in New Jersey		946,485,241
New York — 6.5%
Transportation — 6.5%
Port Authority of New York & New Jersey, ARB
Series 93, 6.13%, 06/01/94	6,000	6,014,618
AMT, 5.00%, 11/01/30	2,000	2,138,442
AMT, 5.00%, 11/01/33	1,030	1,092,600
AMT, 4.00%, 11/01/37	1,715	1,717,450
AMT, 4.00%, 09/01/38	1,085	1,084,813
Series 218, AMT, 5.00%, 11/01/32	3,105	3,290,525
Series 218, AMT, 4.00%, 11/01/47	835	780,798
Series 221, AMT, 4.00%, 07/15/40	1,500	1,487,885
Series 221, AMT, 4.00%, 07/15/50	4,415	4,120,044
Port Authority of New York & New Jersey, Refunding ARB
AMT, 5.00%, 01/15/47	2,720	2,874,081
AMT, 5.00%, 01/15/52	5,000	5,235,747
Series 206, AMT, 5.00%, 11/15/42	4,475	4,590,026
Series 206, AMT, 5.00%, 11/15/47	6,500	6,617,674
Series 223, AMT, 4.00%, 07/15/41	2,530	2,502,251
Series 238, AMT, 5.00%, 07/15/39	1,670	1,825,328
Total Municipal Bonds in New York		45,372,282
Pennsylvania — 2.2%
Transportation — 2.2%
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,460	2,546,856
Delaware River Port Authority, RB
5.00%, 01/01/37	7,330	7,336,719
5.00%, 01/01/40	5,000	5,004,168
Total Municipal Bonds in Pennsylvania		14,887,743
Puerto Rico — 5.1%
State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,878	2,853,901
Series A-1, Restructured, 5.00%, 07/01/58	12,232	12,272,613
Series A-2, Restructured, 4.78%, 07/01/58	2,906	2,864,311
Series A-2, Restructured, 4.33%, 07/01/40	12,863	12,741,997
Series B-1, Restructured, 4.75%, 07/01/53	333	330,065

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-2, Restructured, 4.78%, 07/01/58	$618	$ 611,114
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(f)	11,852	3,935,761
Total Municipal Bonds in Puerto Rico		35,609,762
Total Municipal Bonds — 150.2% (Cost: $1,043,276,113)		1,043,387,669
Municipal Bonds Transferred to Tender Option Bond Trusts(j)
New Jersey — 4.4%
County/City/Special District/School District — 1.7%
Union County Utilities Authority, Refunding RB, Series A, 5.00%, 06/15/41	11,685	11,698,652
State — 2.7%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	17,920	18,960,355
Total Municipal Bonds in New Jersey		30,659,007
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 4.4% (Cost: $29,975,591)		30,659,007
Total Long-Term Investments — 154.6% (Cost: $1,073,251,704)		1,074,046,676

	Shares
Short-Term Securities
	Money Market Funds — 7.5%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(k)(l)	52,239,784	52,245,008
	Total Short-Term Securities — 7.5% (Cost: $52,244,857)	52,245,008
	Total Investments — 162.1% (Cost: $1,125,496,561)	1,126,291,684
	Other Assets Less Liabilities — 0.6%	4,409,594
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.8)%	(19,427,887)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (59.9)%	(416,399,711)
	Net Assets Applicable to Common Shares — 100.0%	$ 694,873,680

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Zero-coupon bond.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(j)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 104,186,840	$ —	$ (51,949,976)(a)	$ 15,685	$ (7,541)	$ 52,245,008	52,239,784	$ 1,681,132	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,043,387,669	$ —	$ 1,043,387,669
Municipal Bonds Transferred to Tender Option Bond Trusts	—	30,659,007	—	30,659,007
Short-Term Securities
Money Market Funds	52,245,008	—	—	52,245,008
	$52,245,008	$1,074,046,676	$—	$1,126,291,684
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(19,284,999)	$—	$(19,284,999)
VRDP Shares at Liquidation Value	—	(417,100,000)	—	(417,100,000)
	$—	$(436,384,999)	$—	$(436,384,999)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.3%
Corporate — 0.3%
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	$1,185	$ 1,303,659
California — 0.1%
Utilities — 0.1%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	450	456,188
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	580	625,936
Kentucky — 0.3%
Corporate — 0.3%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	1,075	1,155,979
Nevada — 0.0%
Education — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New York — 156.5%
Corporate — 4.9%
New York Liberty Development Corp., RB, 5.50%, 10/01/37	830	997,356
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,500	6,389,107
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	740	749,289
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,370	1,350,702
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	2,215	2,405,266
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,165	2,274,164
AMT, 5.00%, 10/01/40	2,400	2,491,063
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	1,465	1,384,948
		18,041,895
County/City/Special District/School District — 30.5%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	665	755,450
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,290	1,457,445
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,565	1,759,089
Series A, Sustainability Bonds, 5.00%, 11/01/48	1,495	1,650,200
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	2,400	2,507,540
City of New York, GO
Series A, 5.00%, 08/01/51	995	1,069,844
Series A-1, 4.00%, 09/01/46	1,975	1,958,829
Series A-1, 5.00%, 08/01/47	2,410	2,585,106
Series B, 5.25%, 10/01/47	4,605	5,062,493
Series C, 5.25%, 03/01/53	1,705	1,874,582
Series D, 5.25%, 04/01/54	5,040	5,582,459
Series F-1, 5.00%, 04/01/45	4,950	5,133,050
Series F-1, 4.00%, 03/01/47	2,270	2,210,739
Series I, 5.00%, 03/01/36	2,500	2,502,337
Sub-Series D-1, 5.50%, 05/01/46	1,140	1,279,491
Security	Par (000)	Value
County/City/Special District/School District (continued)
City of New York, GO (continued)
Sub-Series E-1, 4.00%, 04/01/45	$2,155	$ 2,157,257
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	2,735	2,728,625
Series B, (AGM), 5.00%, 07/01/49	2,000	2,081,012
County of Nassau New York, Refunding GOL, Series B, (AGM), 5.00%, 04/01/40	1,795	1,955,216
New York City Industrial Development Agency, RB, (AGC), 0.00%, 03/01/39(d)	1,380	764,489
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	3,600	3,548,444
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	1,660	1,737,171
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 08/01/38	3,440	3,650,574
Series B-1, 5.00%, 08/01/45	6,575	6,775,565
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,109,825
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,695,301
Sub-Series E-1, 5.00%, 02/01/43	1,645	1,687,667
Series C-1, Subordinate, 4.00%, 02/01/39	1,350	1,366,422
Series F-1, Subordinate, 5.00%, 02/01/44	355	384,548
New York City Transitional Finance Authority, RB
Series F-1, 5.25%, 02/01/53	2,035	2,248,709
Series B, Subordinate, 5.25%, 05/01/50	2,745	3,040,871
New York Convention Center Development Corp., RB, CAB(d)
Series B, Sub Lien, 0.00%, 11/15/42	2,185	947,641
Series B, Sub Lien, 0.00%, 11/15/47	5,600	1,749,147
Series B, Sub Lien, 0.00%, 11/15/48	2,665	815,519
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	2,485	516,093
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	3,315	673,506
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	3,730	3,766,797
5.00%, 11/15/45	10,965	11,056,849
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	5,075	5,074,863
Series 1, 3.00%, 02/15/42	925	772,356
Series A, Sustainability Bonds, 3.00%, 11/15/51	1,460	1,116,363
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	1,300	1,238,695
Series A, 5.25%, 05/15/52	3,315	3,627,635
Series A, 4.13%, 05/15/53	1,705	1,687,687
Series A-1, 5.25%, 05/15/64	1,985	2,175,589
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,000	1,016,765
		111,555,855
Education — 15.5%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	740	399,600
4.00%, 07/01/51	765	413,100
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	660	665,279
Series A, 5.00%, 06/01/43	450	450,314
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	750,551
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	570	594,172
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Dutchess County Local Development Corp., RB (continued)
5.00%, 07/01/48	$285	$ 295,006
5.00%, 07/01/52	1,365	1,457,351
Dutchess County Local Development Corp., Refunding RB
4.00%, 07/01/46	1,535	1,477,049
4.00%, 07/01/49	1,655	1,587,029
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	694,458
Series B, 5.00%, 07/01/43	2,480	2,518,775
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/53	2,290	2,456,606
Monroe County Industrial Development Corp., Refunding RB
Series A, 4.00%, 07/01/39	350	350,750
Series A, 4.00%, 07/01/50	12,085	11,739,174
New York State Dormitory Authority, RB
Series 1, (AMBAC), 5.50%, 07/01/40	3,500	4,123,716
Series A, 5.00%, 07/01/46	410	422,068
Series A, Sustainability Bonds, 5.00%, 07/01/48	500	543,538
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	1,030	1,039,959
Series A, 5.00%, 07/01/43	1,500	1,507,875
Series A, 5.00%, 07/01/48	5,600	5,648,268
Series A, 5.50%, 07/01/54	3,310	3,784,264
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/38	1,490	1,617,315
5.00%, 12/01/39	2,650	2,861,584
4.00%, 12/01/47	1,350	1,316,405
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	5,050	5,165,427
Troy Capital Resource Corp., Refunding RB, 5.00%, 09/01/39	450	483,155
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,775	1,775,657
Series A, 5.00%, 07/01/41	750	750,303
		56,888,748
Health — 7.3%
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,250	1,216,377
Class A, 5.50%, 07/01/47	765	730,996
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,325	1,378,388
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	500	479,914
Series A, 5.00%, 12/01/37	1,180	1,180,231
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,150	1,139,297
4.00%, 12/01/39	475	469,364
4.00%, 12/01/46	4,595	4,204,126
New York State Dormitory Authority, RB
Series A, 4.00%, 07/01/50	895	878,048
Series C, 4.25%, 05/01/39	1,000	1,000,489
Series D, 4.25%, 05/01/39	685	685,335
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	380	300,126
4.25%, 05/01/52	3,645	3,630,910
Security	Par (000)	Value
Health (continued)
New York State Dormitory Authority, Refunding RB (continued)
5.00%, 05/01/52	$4,875	$ 5,138,525
Series 1, 4.00%, 07/01/47	2,660	2,647,459
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	460	460,464
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	510	515,611
5.00%, 07/01/56	570	564,991
		26,620,651
Housing — 10.3%
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, 4.80%, 02/01/53	5,265	5,326,667
Class F-1, Sustainability Bonds, 4.60%, 11/01/42	225	230,294
Series A, Sustainability Bonds, 4.75%, 11/01/48	365	370,508
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,650	2,664,032
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	685	690,986
Series A-1, Sustainability Bonds, 4.75%, 11/01/54	1,045	1,055,064
Series B-1, Class A, Sustainability Bonds, 4.65%, 11/01/49	1,025	1,032,864
Series E-1, Sustainability Bonds, (SONYMA), 4.20%, 11/01/42	920	908,959
Series E-1, Sustainability Bonds, 4.70%, 11/01/48	1,880	1,907,014
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	3,660	3,719,394
Series G, Sustainability Bonds, 4.75%, 11/01/48	1,650	1,678,091
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	3,315	3,319,287
New York State Housing Finance Agency, RB, M/F Housing
Series A, 4.65%, 11/15/38	550	550,310
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,310	1,343,992
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	515	520,930
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA), 3.85%, 11/01/39	2,005	1,969,487
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	3,410	3,494,000
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	1,055	1,088,862
Series 261, Sustainability Bonds, (SONYMA), 10/01/49(c)	3,760	3,761,040
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	855	835,974
Series 218, AMT, 3.85%, 04/01/38	70	66,320
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB, S/F Housing, Series 190, 3.80%, 10/01/40	1,395	1,329,098
		37,863,173
State — 10.5%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	2,880	2,944,075
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/38	3,425	3,627,851

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, RB (continued)
Series A, 5.00%, 03/15/40	$3,700	$ 3,842,646
Series A, 5.00%, 03/15/44	5,225	5,444,899
Series A, 5.00%, 03/15/45	2,700	2,809,010
Series A, 5.00%, 03/15/56	3,310	3,573,645
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	1,190	1,287,277
Series D, 5.00%, 02/15/48	1,755	1,859,365
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	5,265	5,267,275
Series A, 5.00%, 03/15/46	3,320	3,659,230
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	4,090	4,043,478
		38,358,751
Tobacco — 1.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,872,792
5.00%, 06/01/48	680	663,413
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	260	250,525
Series A-2B, 5.00%, 06/01/51	1,015	954,545
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	1,500	1,500,770
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,680	1,645,603
		6,887,648
Transportation — 54.7%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,565	1,603,280
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	3,760	3,872,916
Series A, (AGM), 4.00%, 02/15/47	2,425	2,353,222
Metropolitan Transportation Authority, RB
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,590	1,563,561
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	2,720	2,663,999
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/48	3,485	3,748,507
Series A, 5.00%, 11/15/49	1,895	2,032,707
Series B, 5.25%, 11/15/55	1,920	1,933,224
Sub-Series C-1, 5.00%, 11/15/34	1,845	1,874,057
Series A, Sustainability Bonds, 5.25%, 11/15/49	3,410	3,783,946
Series A-1, Sustainability Bonds, (AGM), 4.00%, 11/15/54	1,760	1,748,183
Series B-1, Sustainability Bonds, 5.25%, 11/15/57	3,305	3,401,854
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	3,765	3,934,584
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	1,500	1,590,303
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,410,498
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	570	570,342
New York State Thruway Authority, RB
Series N, 4.00%, 01/01/43	5,300	5,367,196
Series N, 4.00%, 01/01/44	2,250	2,270,363
Series A, Junior Lien, 5.00%, 01/01/36	1,400	1,429,158
Series A, Junior Lien, 5.00%, 01/01/41	2,480	2,518,258
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/46	8,230	8,967,559
Series A, 5.00%, 03/15/48	5,000	5,418,237
Series O, 4.00%, 01/01/44	1,640	1,664,460
Security	Par (000)	Value
Transportation (continued)
New York State Thruway Authority, Refunding RB (continued)
Series B, Subordinate, 4.00%, 01/01/45	$3,295	$ 3,213,118
Series B, Subordinate, 4.00%, 01/01/50	2,645	2,475,028
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/34	1,660	1,795,950
AMT, 5.00%, 12/01/35	3,405	3,671,664
AMT, 5.00%, 12/01/36	1,720	1,847,217
AMT, 5.00%, 12/01/41	450	471,000
Series A, AMT, 5.00%, 07/01/41	1,655	1,654,899
Series A, AMT, 5.00%, 07/01/46	6,745	6,744,928
Series A, AMT, 5.25%, 01/01/50	8,845	8,844,358
New York Transportation Development Corp., RB
AMT, 4.00%, 10/31/46	1,510	1,334,185
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/42	825	903,049
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/43	2,965	3,230,542
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	3,105	3,213,277
AMT, Sustainability Bonds, 6.00%, 06/30/54	4,240	4,615,658
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	1,705	1,791,933
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,705	1,811,194
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/32	1,600	1,748,364
Series A, AMT, 5.00%, 12/01/25	2,690	2,737,679
Series A, AMT, 5.00%, 12/01/32	1,000	1,064,068
Port Authority of New York & New Jersey, ARB
Series 218, AMT, 5.00%, 11/01/44	1,850	1,926,044
Series 221, AMT, 4.00%, 07/15/55	7,275	6,753,142
Port Authority of New York & New Jersey, Refunding ARB
Series 198, 5.25%, 11/15/56	760	778,359
Series 244, 5.00%, 07/15/54	2,470	2,703,721
AMT, 5.00%, 10/15/34	1,660	1,699,398
Series 177, AMT, 4.00%, 01/15/43	285	265,662
Series 223, AMT, 4.00%, 07/15/39	2,825	2,842,915
Series 223, AMT, 5.00%, 07/15/56	825	857,123
Series 231, AMT, 5.50%, 08/01/47	3,190	3,495,626
Series 234, AMT, 5.50%, 08/01/52	1,330	1,444,106
Port Authority of New York & New Jersey, Refunding RB
Series 226, AMT, 5.00%, 10/15/39	3,105	3,348,440
Series 242, AMT, 5.00%, 12/01/39	680	754,379
Series 242, AMT, 5.00%, 12/01/53	1,610	1,689,038
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	3,735	4,050,009
Series A, 5.50%, 11/15/57	660	734,738
Sub-Series B-1, 5.00%, 11/15/48	1,530	1,668,373
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	4,760	4,952,367
Series A-1, 5.00%, 05/15/51	1,460	1,551,800
Series B, 5.00%, 11/15/37	8,225	8,592,452
Series C, 5.00%, 05/15/47	3,925	4,242,561
Series C, 4.13%, 05/15/52	7,080	7,044,177
Series C, 5.25%, 05/15/52	4,650	5,066,095
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	1,530	1,690,027
Series C, Sustainability Bonds, 5.25%, 11/15/42	615	700,715
Triborough Bridge & Tunnel Authority, Refunding RB, CAB(d)
Series B, 0.00%, 11/15/28	3,215	2,822,585
Series B, 0.00%, 11/15/32	7,670	5,725,604
		200,287,981
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities — 20.9%
Long Island Power Authority, RB
(BAM-TCRS), 5.00%, 09/01/42	$4,645	$ 4,834,994
5.00%, 09/01/47	1,355	1,398,256
Series E, Sustainability Bonds, 5.00%, 09/01/48	625	684,242
Series E, Sustainability Bonds, 5.00%, 09/01/53	2,335	2,543,311
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	750	772,666
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	5,400	5,337,107
Series DD, 5.00%, 06/15/47	2,250	2,303,062
Series GG, 5.00%, 06/15/48	1,330	1,417,025
Sub-Series CC-1, 5.25%, 06/15/54	3,415	3,793,448
New York City Municipal Water Finance Authority, Refunding RB
Series AA-3, 5.25%, 06/15/48	5,860	6,594,249
Series BB-1, 4.00%, 06/15/45	1,585	1,589,438
Series DD, 4.13%, 06/15/47	3,410	3,450,671
Series EE, 5.00%, 06/15/45	2,250	2,462,050
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.00%, 11/15/48	5,385	5,907,993
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/50	7,420	7,291,762
Series A, Sustainability Bonds, 4.00%, 11/15/55	5,505	5,308,352
Series A, Sustainability Bonds, 4.00%, 11/15/60	470	453,575
New York State Environmental Facilities Corp., RB, Sustainability Bonds, 5.00%, 08/15/41	3,630	3,759,766
New York State Environmental Facilities Corp., Refunding RB
5.00%, 06/15/51	2,595	2,812,432
Series A, 5.25%, 06/15/53	3,410	3,825,893
Subordinate, 5.00%, 06/15/41	1,595	1,641,164
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	925	861,007
Utility Debt Securitization Authority, Refunding RB
Series 2, Sustainability Bonds, 5.00%, 12/15/50	2,565	2,838,838
Series 2, Sustainability Bonds, 5.00%, 06/15/53	4,035	4,453,616
		76,334,917
Total Municipal Bonds in New York		572,839,619
Puerto Rico — 5.5%
State — 5.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,549	2,527,655
Series A-1, Restructured, 5.00%, 07/01/58	3,762	3,774,491
Series A-2, Restructured, 4.78%, 07/01/58	390	384,405
Series A-2, Restructured, 4.33%, 07/01/40	10,319	10,221,929
Series B-1, Restructured, 4.75%, 07/01/53	460	455,945
Series B-2, Restructured, 4.78%, 07/01/58	601	594,304
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,358	2,111,337
Total Municipal Bonds in Puerto Rico		20,070,066
South Carolina — 1.0%
Corporate — 1.0%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,280	3,531,259
Total Municipal Bonds — 163.9% (Cost: $583,612,269)		600,082,695
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
New York — 1.3%
Transportation — 1.3%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	$4,500	$ 4,635,138
Total Municipal Bonds in New York		4,635,138
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.3% (Cost: $4,536,433)		4,635,138
Total Long-Term Investments — 165.2% (Cost: $588,148,702)		604,717,833

	Shares
Short-Term Securities
	Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	6,513,616	6,514,268
	Total Short-Term Securities — 1.8% (Cost: $6,514,268)	6,514,268
	Total Investments — 167.0% (Cost: $594,662,970)	611,232,101
	Other Assets Less Liabilities — 0.1%	413,561
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.6)%	(2,286,137)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (66.5)%	(243,343,383)
	Net Assets Applicable to Common Shares — 100.0%	$ 366,016,142

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio(a)	$ 14,537,162	$ —	$ (14,537,162)(b)	$ —	$ —	$ —	—	$ 311,459	$ —
BlackRock Liquidity Funds, MuniCash, Institutional Shares	—	6,514,268 (b)	—	—	—	6,514,268	6,513,616	166,917	—
				$ —	$ —	$ 6,514,268		$ 478,376	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	112	09/19/24	$ 12,567	$ (354,867)
U.S. Long Bond	98	09/19/24	11,892	(385,391)
5-Year U.S. Treasury Note	83	09/30/24	8,982	(194,748)
				$ (935,006)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 935,006	$ —	$ 935,006

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (229,537)	$ —	$ (229,537)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (881,851)	$ —	$ (881,851)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$23,714,961
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 600,082,695	$ —	$ 600,082,695
Municipal Bonds Transferred to Tender Option Bond Trusts	—	4,635,138	—	4,635,138
Short-Term Securities
Money Market Funds	6,514,268	—	—	6,514,268
	$6,514,268	$604,717,833	$—	$611,232,101
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (935,006)	$ —	$ —	$ (935,006)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(2,250,000)	$—	$(2,250,000)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)
	$—	$(245,850,000)	$—	$(245,850,000)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 0.1%
Utilities — 0.1%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	$450	$ 456,188
Kentucky — 2.1%
Corporate — 2.1%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	7,315	7,866,035
Michigan — 147.9%
County/City/Special District/School District — 39.3%
Belding Area Schools, GO, (Q-SBLF), 5.25%, 05/01/48	1,620	1,765,775
Bloomfield Hills School District, GO, 5.00%, 05/01/48	1,250	1,352,623
Byron Center Public Schools, GO, Series II, (Q-SBLF), 5.25%, 05/01/53	5,000	5,429,337
Cedar Springs Public School District, GO
Series II, (Q-SBLF), 5.00%, 05/01/46	1,100	1,190,258
Series II, (Q-SBLF), 4.50%, 05/01/49	1,950	2,000,530
Chippewa Valley Schools, GO, (Q-SBLF), 5.00%, 05/01/43	4,275	4,525,706
City of Lansing Michigan, Refunding GO
Series B, (AGM), 4.00%, 06/01/43	2,000	1,971,432
Series B, (AGM), 4.13%, 06/01/48	5,325	5,183,150
Clarkston Community Schools, GO
Series I, (Q-SBLF), 5.00%, 05/01/45	8,360	9,142,317
Series I, (Q-SBLF), 5.00%, 05/01/47	4,500	4,871,953
Coopersville Area Public Schools, GO
Series I, (Q-SBLF), 4.00%, 05/01/48	295	289,676
Series I, (Q-SBLF), 4.13%, 05/01/52	600	592,850
County of Kalamazoo Michigan, GOL, 4.13%, 05/01/47	1,375	1,389,504
Farmington Public School District, Refunding GO
(AGM), 5.00%, 05/01/33	1,500	1,512,899
(AGM), 5.00%, 05/01/34	1,500	1,512,199
(AGM), 5.00%, 05/01/35	1,000	1,007,981
Grand Ledge Public Schools, GO, (Q-SBLF), 5.00%, 05/01/44	1,585	1,672,998
Grand Rapids Public Schools, GO, (AGM), 5.00%, 05/01/49	4,150	4,489,316
Gull Lake Community School District, GO, Series I, (Q-SBLF), 5.00%, 05/01/48	4,000	4,139,592
Holly Area School District, GO, Series I, (Q-SBLF), 5.25%, 05/01/48	8,235	8,977,160
Hudsonville Public Schools, GO, Series I, (Q-SBLF), 4.00%, 05/01/45	2,040	2,043,148
Hudsonville Public Schools, Refunding GO
(Q-SBLF), 5.00%, 05/01/46	2,500	2,705,131
(Q-SBLF), 5.00%, 05/01/49	2,375	2,544,189
Karegnondi Water Authority, Refunding RB
5.00%, 11/01/41	4,950	5,104,312
5.00%, 11/01/45	3,000	3,073,574
Kentwood Public Schools, GO
5.00%, 05/01/41	1,120	1,144,759
Series II, (AGM), 5.00%, 05/01/46	3,000	3,234,511
Series II, (AGM), 5.00%, 05/01/49	5,000	5,348,861
Michigan Finance Authority, RB
4.00%, 11/01/48	3,000	2,860,509
Series H-1, 5.00%, 10/01/39(d)	5,400	5,407,382
2nd Lien, (BAM-TCRS), 4.00%, 11/01/50	1,500	1,442,418
Novi Community School District, GO
Series I, 5.00%, 05/01/44	1,175	1,247,289
Security	Par (000)	Value
County/City/Special District/School District (continued)
Novi Community School District, GO (continued)
Series II, 4.00%, 05/01/43	$1,320	$ 1,324,001
Okemos Public Schools, GO, Series II, (Q-SBLF), 5.00%, 05/01/49	2,750	2,988,055
Rockford Public Schools, GO, Series II, (Q-SBLF), 5.00%, 05/01/46	1,505	1,622,875
Southfield Public Schools, GO, (Q-SBLF), 5.00%, 05/01/49	1,740	1,877,654
Three Rivers Community Schools, GO
Series II, (Q-SBLF), 4.13%, 05/01/46	2,000	2,020,332
Series II, (Q-SBLF), 4.25%, 05/01/49	7,000	7,076,568
Trenton Public Schools School District, GO, (Q-SBLF), 5.00%, 05/01/48	5,000	5,156,332
Troy School District, GO
(Q-SBLF), 5.00%, 05/01/47	6,445	6,951,509
(Q-SBLF), 5.00%, 05/01/52	5,710	6,094,703
Walled Lake Consolidated School District, GO
(Q-SBLF), 5.00%, 05/01/47	1,000	1,076,743
(Q-SBLF), 5.00%, 05/01/49	2,500	2,678,431
Wayne-Westland Community Schools, GO
(Q-SBLF), 5.00%, 11/01/44	2,360	2,565,275
(Q-SBLF), 4.50%, 11/01/46	5,250	5,429,665
West Ottawa Public Schools, GO, (AGM), 4.00%, 11/01/46	1,730	1,747,356
Zeeland Public Schools, GO, Series A, (AGM), 5.00%, 05/01/33	1,000	1,009,942
		148,792,780
Education — 26.2%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	9,595	9,294,308
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,658,858
Lake Superior State University, RB, (AGM), 5.00%, 01/15/48	3,750	3,808,158
Michigan Finance Authority, Refunding RB
4.00%, 02/01/29	700	688,551
5.00%, 02/01/33	830	856,513
4.00%, 12/01/33	1,720	1,611,248
5.00%, 12/01/36	1,550	1,550,488
5.00%, 12/01/40	2,900	2,900,919
5.00%, 12/01/45	4,400	4,401,397
4.00%, 09/01/50	1,550	1,381,679
Michigan State University, Refunding RB
Series B, 4.00%, 02/15/44	4,000	3,946,789
Series B, 5.00%, 02/15/44	3,820	4,026,098
Series B, 5.00%, 02/15/48	6,160	6,450,684
Series C, 4.00%, 02/15/44	9,000	8,901,043
Michigan Technological University, RB
Series A, 5.00%, 10/01/45	1,800	1,834,058
Series A, (AGM), 5.25%, 10/01/52	1,675	1,802,811
Series C, (AGM), 5.25%, 10/01/48	2,500	2,761,856
Oakland University, RB
5.00%, 03/01/41	3,635	3,707,717
5.00%, 03/01/47	3,500	3,562,720
Wayne State University, RB
Series A, 5.00%, 11/15/43	8,430	8,871,090
Series A, 4.00%, 11/15/48	9,285	9,009,262
Western Michigan University, RB
Series A, (AGM), 5.00%, 11/15/51	1,815	1,918,497
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Western Michigan University, RB (continued)
Series A, (AGM), 5.00%, 11/15/53	$5,345	$ 5,641,071
Western Michigan University, Refunding RB, 5.00%, 11/15/49	8,435	8,850,209
		99,436,024
Health — 18.0%
Grand Traverse County Hospital Finance Authority, RB
Series A, 5.00%, 07/01/49	2,610	2,672,134
Series B, 4.00%, 07/01/49	2,000	1,896,830
Kalamazoo Economic Development Corp., Refunding RB, 5.00%, 05/15/42	425	397,567
Kentwood Economic Development Corp., Refunding RB, 4.00%, 11/15/43	750	657,530
Michigan Finance Authority, RB, 5.00%, 11/01/44	3,000	3,018,956
Michigan Finance Authority, Refunding RB
5.00%, 11/15/37	3,000	3,077,169
4.00%, 12/01/40	3,000	3,000,276
5.00%, 11/15/41	1,000	1,021,068
4.00%, 04/15/42	3,210	3,211,549
5.00%, 12/01/45	16,195	16,411,381
4.00%, 11/15/46	8,500	8,097,434
Series 2, 4.00%, 03/01/51	4,000	3,803,862
Series A, 4.00%, 12/01/40	3,085	3,066,487
Series A, 5.00%, 12/01/42	2,250	2,314,269
Series A, 4.00%, 12/01/49	1,500	1,424,111
Series S, 5.00%, 05/15/34	1,500	1,513,602
Series S, 5.00%, 05/15/38	4,890	4,934,595
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	4,000	4,191,790
Michigan Strategic Fund, RB, 5.00%, 11/15/42	3,500	3,507,777
		68,218,387
Housing — 10.9%
Michigan State Housing Development Authority, RB, M/F Housing
(GNMA), 4.75%, 04/20/37	2,525	2,494,750
Series A, 4.45%, 10/01/34	1,000	1,000,420
Series A, 4.63%, 10/01/39	3,490	3,491,720
Series A, 4.30%, 10/01/40	3,320	3,319,198
Series A, 4.00%, 10/01/43	2,500	2,404,181
Series A, 4.75%, 10/01/44	5,000	5,000,194
Series A, 5.00%, 10/01/48	7,000	7,331,567
Series A, 2.55%, 10/01/51	5,175	3,386,958
Michigan State Housing Development Authority, RB, S/F Housing
Series A, Sustainability Bonds, 6.00%, 06/01/54	6,000	6,512,737
Series D, Sustainability Bonds, 5.50%, 06/01/53	6,045	6,356,027
		41,297,752
State — 22.2%
Michigan Finance Authority, RB
Series F, 5.00%, 04/01/31	1,000	1,001,227
Series F, 5.25%, 10/01/41	8,595	8,606,097
Michigan State Building Authority, Refunding RB
4.00%, 10/15/49	7,000	6,708,976
Series I, 5.00%, 04/15/41	2,750	2,819,685
Series I, 4.00%, 10/15/46	2,000	1,980,120
Series I, 5.00%, 10/15/47	5,000	5,386,106
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	14,000	14,003,282
AMT, 5.00%, 12/31/43	15,000	15,277,412
State of Michigan Trunk Line Revenue, RB
5.00%, 11/15/42	3,000	3,361,878
Security	Par (000)	Value
State (continued)
State of Michigan Trunk Line Revenue, RB (continued)
4.00%, 11/15/46	$5,590	$ 5,489,343
5.25%, 11/15/49	10,000	11,168,518
Series B, 4.00%, 11/15/45	5,500	5,438,599
Series B, 5.00%, 11/15/45	2,830	3,050,052
		84,291,295
Tobacco — 2.6%
Michigan Finance Authority, Refunding RB
Series A, Class 1, 4.00%, 06/01/39	1,250	1,265,119
Series A, Class 1, 4.00%, 06/01/49	3,750	3,486,490
Michigan Finance Authority, Refunding RB, CAB, Series B-2, Class 2, 0.00%, 06/01/65(e)	50,000	5,225,907
		9,977,516
Transportation — 10.8%
Gerald R Ford International Airport Authority, ARB
AMT, (GTD), 5.00%, 01/01/51	5,435	5,690,435
AMT, (GTD), 5.00%, 01/01/54	2,000	2,101,345
Wayne County Airport Authority, ARB
Series A, 5.00%, 12/01/42	1,000	1,037,365
Series A, 5.00%, 12/01/46	5,000	5,364,604
Series A, (AGM), 5.25%, 12/01/48	3,495	3,867,823
Series D, 5.00%, 12/01/45	4,500	4,547,030
AMT, 5.00%, 12/01/48	5,000	5,108,234
Series B, AMT, 5.00%, 12/01/42	2,000	2,046,398
Wayne County Airport Authority, Refunding RB
AMT, 5.00%, 12/01/32	2,940	3,057,328
Series F, AMT, 5.00%, 12/01/34	8,000	8,065,013
		40,885,575
Utilities — 17.9%
City of Detroit Michigan Water Supply System Revenue, RB, Series A, Senior Lien, (NPFGC), 5.00%, 07/01/34	10	10,011
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,031,626
Great Lakes Water Authority Sewage Disposal System Revenue, RB
Series A, Senior Lien, 5.25%, 07/01/47	8,000	8,831,865
Series A, Senior Lien, 5.25%, 07/01/52	2,000	2,186,466
Great Lakes Water Authority Water Supply System Revenue, RB
Series B, 2nd Lien, 5.00%, 07/01/46	13,000	13,206,237
Series B, Senior Lien, 5.25%, 07/01/48	2,250	2,514,615
Lansing Board of Water & Light, Refunding RB
Series A, 5.00%, 07/01/44	6,000	6,332,977
Series A, 5.00%, 07/01/48	19,105	20,036,807
Series A, 5.25%, 07/01/54	2,500	2,761,061
Michigan Finance Authority, RB, Sustainability Bonds, 5.50%, 02/28/49	8,985	9,982,083
Michigan Finance Authority, Refunding RB, Series D-1, 5.00%, 07/01/35	750	759,451
		67,653,199
Total Municipal Bonds in Michigan		560,552,528
Nevada — 0.0%
Education — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Puerto Rico — 5.4%
State — 5.4%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	$1,061	$ 1,174,192
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	534	529,529
Series A-1, Restructured, 5.00%, 07/01/58	1,365	1,369,532
Series A-2, Restructured, 4.78%, 07/01/58	103	101,522
Series A-2, Restructured, 4.33%, 07/01/40	1,109	1,098,568
Series B-1, Restructured, 4.75%, 07/01/53	451	447,024
Series B-1, Restructured, 5.00%, 07/01/58	7,076	7,112,894
Series B-2, Restructured, 4.33%, 07/01/40	5,880	5,802,728
Series B-2, Restructured, 4.78%, 07/01/58	597	590,348
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	6,202	2,059,533
Total Municipal Bonds in Puerto Rico		20,285,870
Total Long-Term Investments — 155.5% (Cost: $582,115,963)		589,260,610

	Shares
Short-Term Securities
	Money Market Funds — 4.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(f)(g)	16,391,088	16,392,727
	Total Short-Term Securities — 4.3% (Cost: $16,392,339)	16,392,727
	Total Investments — 159.8% (Cost: $598,508,302)	605,653,337
	Other Assets Less Liabilities — 1.3%	4,861,168
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (61.1)%	(231,564,739)
	Net Assets Applicable to Common Shares — 100.0%	$ 378,949,766

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 18,024,108	$ —	$ (1,634,038)(a)	$ 1,678	$ 979	$ 16,392,727	16,391,088	$ 438,011	$ —

(a)	Represents net amount purchased (sold).
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 589,260,610	$ —	$ 589,260,610
Short-Term Securities
Money Market Funds	16,392,727	—	—	16,392,727
	$16,392,727	$589,260,610	$—	$605,653,337
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(231,900,000)	$—	$(231,900,000)
	$—	$(231,900,000)	$—	$(231,900,000)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.5%
Corporate — 0.5%
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	$1,920	$ 2,112,258
California — 0.1%
Utilities — 0.1%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	540	547,426
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	710	766,231
Kentucky — 0.3%
Corporate — 0.3%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	1,320	1,419,435
Nevada — 0.0%
Education — 0.0%
State of Nevada Department of Business & Industry, RB, Series A4, AMT, 01/01/50(a)(c)	100	99,989
New York — 142.8%
Corporate — 4.5%
New York Liberty Development Corp., RB, 5.50%, 10/01/37	1,015	1,219,658
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	5,600	6,505,273
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	860	870,795
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,590	1,567,603
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,500	2,582,283
AMT, 5.63%, 04/01/40	2,570	2,790,760
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	2,620	2,752,106
AMT, 5.00%, 10/01/40	500	518,971
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	1,755	1,659,102
		20,466,551
County/City/Special District/School District — 30.8%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	810	920,172
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,585	1,790,737
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,920	2,158,116
Series A, Sustainability Bonds, 5.00%, 11/01/48	1,835	2,025,496
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	2,950	3,082,185
City of New York, GO
Series A, 5.00%, 08/01/51	1,220	1,311,769
Series A-1, 4.00%, 09/01/46	2,285	2,266,291
Series A-1, 5.00%, 08/01/47	2,960	3,175,068
Series C, 5.25%, 03/01/53	1,980	2,176,934
Series D, 5.25%, 04/01/54	6,005	6,651,322
Series E1, 5.25%, 04/01/44	10,000	11,169,371
Series F-1, 4.00%, 03/01/47	2,730	2,658,730
Series I, 5.00%, 03/01/36	3,500	3,503,272
Security	Par (000)	Value
County/City/Special District/School District (continued)
City of New York, GO (continued)
Sub-Series D-1, 5.50%, 05/01/46	$1,360	$ 1,526,410
Sub-Series E-1, 4.00%, 04/01/45	2,470	2,472,586
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	3,360	3,352,169
Series A, 4.25%, 04/01/52	5,000	5,074,859
County of Nassau New York, Refunding GOL
Series A, (AGM), 4.00%, 04/01/49	4,235	4,265,928
Series B, (AGM), 5.00%, 04/01/40	2,155	2,347,349
New York City Industrial Development Agency, RB(d)
(AGC), 0.00%, 03/01/39	5,000	2,769,886
(AGC), 0.00%, 03/01/43	4,330	1,887,568
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	4,395	4,332,059
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	2,030	2,124,371
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 08/01/38	4,105	4,356,281
Series B-1, 5.00%, 08/01/45	4,425	4,559,981
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,521,743
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,695,301
Sub-Series E-1, 5.00%, 02/01/43	2,010	2,062,134
Series C-1, Subordinate, 4.00%, 02/01/39	1,650	1,670,071
Series F-1, Subordinate, 5.00%, 02/01/44	430	465,791
New York City Transitional Finance Authority, RB
Series F-1, 5.25%, 02/01/53	2,360	2,607,840
Series B, Subordinate, 5.25%, 05/01/50	4,120	4,564,076
New York Convention Center Development Corp., RB, CAB(d)
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,144,976
Series B, Sub Lien, 0.00%, 11/15/47	6,740	2,105,224
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,086,338
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,275	1,478,055
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/45	12,245	12,347,571
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	6,110	6,109,835
Series 1, 3.00%, 02/15/42	1,110	926,827
Series A, Sustainability Bonds, 3.00%, 11/15/51	4,805	3,674,058
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Class A, 4.00%, 05/15/57	1,600	1,524,548
Series A, 5.25%, 05/15/52	4,075	4,459,310
Series A, 4.13%, 05/15/53	1,980	1,959,894
Series A-1, 5.25%, 05/15/64	2,440	2,674,276
Yonkers Industrial Development Agency, Refunding RB, (SAW), 4.00%, 05/01/41	1,280	1,301,459
		138,338,237
Education — 15.7%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	880	475,200
4.00%, 07/01/51	915	494,100
Build NYC Resource Corp., RB, Sustainability Bonds, 5.75%, 06/01/52(b)	1,000	1,032,747
Build NYC Resource Corp., Refunding RB
5.00%, 08/01/47	815	821,519
Series A, 5.00%, 06/01/43	525	525,366
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	714,049
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Dutchess County Local Development Corp., RB (continued)
5.00%, 07/01/48	$345	$ 357,113
5.00%, 07/01/52	1,635	1,745,618
Dutchess County Local Development Corp., Refunding RB
4.00%, 07/01/46	1,825	1,756,101
4.00%, 07/01/49	2,035	1,951,422
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	826,254
Series B, 5.00%, 07/01/43	2,940	2,985,967
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/53	2,670	2,864,252
Monroe County Industrial Development Corp., Refunding RB
Series A, 4.00%, 07/01/39	500	501,071
Series A, 4.00%, 07/01/50	14,730	14,308,486
New York State Dormitory Authority, RB
Series 1, (AMBAC), 5.50%, 07/01/40	4,580	5,396,178
Series A, 5.00%, 07/01/46	490	504,423
Series A, Sustainability Bonds, 5.00%, 07/01/48	580	630,504
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	1,380	1,393,343
Series A, 5.00%, 07/01/43	2,500	2,513,124
Series A, 5.00%, 07/01/48	6,900	6,959,473
Series A, 5.50%, 07/01/54	4,065	4,647,442
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 12/01/38	1,835	1,991,794
5.00%, 12/01/39	3,215	3,471,695
4.00%, 12/01/47	1,650	1,608,939
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 01/01/47	6,200	6,341,712
Troy Capital Resource Corp., Refunding RB, 5.00%, 09/01/39	550	590,522
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,265,839
Series A, 5.00%, 07/01/41	825	825,333
		70,499,586
Health — 6.5%
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,495	1,454,787
Class A, 5.50%, 07/01/47	920	879,107
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	1,810	1,882,930
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	800	767,863
Series A, 5.00%, 12/01/32	830	830,210
Series A, 5.00%, 12/01/37	350	350,069
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/38	1,450	1,436,505
4.00%, 12/01/39	525	518,771
4.00%, 12/01/46	2,870	2,625,863
New York State Dormitory Authority, RB
Series A, 4.00%, 07/01/50	1,100	1,079,165
Series C, 4.25%, 05/01/39	1,000	1,000,489
Series D, 4.25%, 05/01/39	300	300,147
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	460	363,310
Security	Par (000)	Value
Health (continued)
New York State Dormitory Authority, Refunding RB (continued)
4.25%, 05/01/52	$4,355	$ 4,338,165
5.00%, 05/01/52	5,910	6,229,473
Series 1, 4.00%, 07/01/47	3,250	3,234,678
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	625	625,630
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	610	616,711
5.00%, 07/01/56	680	674,024
		29,207,897
Housing — 9.0%
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, 4.80%, 02/01/53	3,440	3,480,292
Class F-1, Sustainability Bonds, 4.60%, 11/01/42	275	281,470
Series A, Sustainability Bonds, 4.75%, 11/01/48	420	426,338
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	3,250	3,267,209
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	790	796,903
Series A-1, Sustainability Bonds, 4.75%, 11/01/54	1,280	1,292,327
Series B-1, Class A, Sustainability Bonds, 4.65%, 11/01/49	1,185	1,194,092
Series E-1, Sustainability Bonds, (SONYMA), 4.20%, 11/01/42	1,080	1,067,039
Series E-1, Sustainability Bonds, 4.70%, 11/01/48	2,305	2,338,121
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	4,310	4,379,942
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	3,990	3,995,159
New York State Housing Finance Agency, RB, M/F Housing
Series A, 4.65%, 11/15/38	950	950,536
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,525	1,564,571
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	625	632,197
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA), 3.85%, 11/01/39	2,415	2,372,225
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	3,960	4,057,548
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	1,220	1,259,158
Series 261, Sustainability Bonds, (SONYMA), 10/01/49(c)	4,500	4,501,245
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	1,040	1,016,858
Series 218, AMT, 3.85%, 04/01/38	70	66,320
State of New York Mortgage Agency Homeowner Mortgage Revenue, Refunding RB, S/F Housing, Series 190, 3.80%, 10/01/40	1,680	1,600,634
		40,540,184
State — 11.7%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	3,425	3,501,200
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/38	3,970	4,205,129

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, RB (continued)
Series A, 5.00%, 03/15/40	$4,580	$ 4,756,573
Series A, 5.00%, 03/15/44	5,275	5,497,003
Series A, 5.00%, 03/15/45	3,300	3,433,234
Series A, 5.00%, 03/15/56	4,065	4,388,782
Series C, 4.00%, 03/15/45	3,900	3,802,392
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	1,460	1,579,349
Series D, 5.00%, 02/15/48	4,835	5,122,525
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/45	6,400	6,402,765
Series A, 5.00%, 03/15/46	4,070	4,485,863
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/46	5,500	5,437,440
		52,612,255
Tobacco — 2.0%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,187,421
5.00%, 06/01/48	820	799,998
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/45	330	317,973
Series A-2B, 5.00%, 06/01/51	1,110	1,043,887
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	2,250	2,251,156
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,295	2,248,011
		8,848,446
Transportation — 41.7%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	1,250	1,280,575
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/42	1,525	1,570,797
Series A, (AGM), 4.00%, 02/15/47	2,760	2,678,306
Metropolitan Transportation Authority, RB
Series A-1, 4.00%, 11/15/45	1,125	1,114,698
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,950	1,917,574
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	3,320	3,251,646
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/48	3,490	3,753,885
Series A, 5.00%, 11/15/49	2,200	2,359,871
Series B, 5.25%, 11/15/55	2,350	2,366,186
Series A, Sustainability Bonds, 5.25%, 11/15/49	3,960	4,394,260
Series A-1, Sustainability Bonds, (AGM), 4.00%, 11/15/54	2,155	2,140,530
Series B-1, Sustainability Bonds, 5.25%, 11/15/57	4,070	4,189,272
Series C-1, Sustainability Bonds, 4.75%, 11/15/45	4,580	4,786,293
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,655,521
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	650	650,390
New York State Thruway Authority, RB
Series N, 4.00%, 01/01/43	6,420	6,501,396
Series N, 4.00%, 01/01/44	2,750	2,774,888
Series A, Junior Lien, 5.00%, 01/01/36	1,715	1,750,719
Series A, Junior Lien, 5.00%, 01/01/41	3,050	3,097,051
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/46	1,770	1,928,624
Series O, 4.00%, 01/01/44	2,005	2,034,904
Series B, Subordinate, 4.00%, 01/01/45	3,915	3,817,711
Security	Par (000)	Value
Transportation (continued)
New York State Thruway Authority, Refunding RB (continued)
Series B, Subordinate, 4.00%, 01/01/50	$3,240	$ 3,031,792
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/34	6,115	6,615,804
AMT, 5.00%, 12/01/35	1,595	1,719,913
AMT, 5.00%, 12/01/39	950	1,006,889
AMT, 5.00%, 12/01/41	550	575,667
Series A, AMT, 5.00%, 07/01/41	2,035	2,034,876
Series A, AMT, 5.00%, 07/01/46	8,210	8,209,912
Series A, AMT, 5.25%, 01/01/50	6,685	6,684,515
New York Transportation Development Corp., RB
AMT, 4.00%, 10/31/46	1,815	1,603,673
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/42	1,015	1,111,024
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/43	3,640	3,965,995
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	3,700	3,829,025
AMT, Sustainability Bonds, 6.00%, 06/30/54	5,035	5,481,093
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	1,980	2,080,955
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,980	2,103,322
New York Transportation Development Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/37	2,350	2,460,545
Port Authority of New York & New Jersey, ARB
Series 221, AMT, 4.00%, 07/15/39	4,925	4,950,703
Series 221, AMT, 4.00%, 07/15/55	8,850	8,215,163
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 10/15/47	1,000	1,030,370
Series 198, 5.25%, 11/15/56	870	891,017
Series 205, 5.00%, 11/15/47	4,000	4,152,002
Series 244, 5.00%, 07/15/54	2,870	3,141,570
AMT, 5.00%, 10/15/34	2,040	2,088,417
Series 177, AMT, 4.00%, 01/15/43	735	685,128
Series 223, AMT, 5.00%, 07/15/56	1,010	1,049,326
Series 231, AMT, 5.50%, 08/01/47	3,810	4,175,026
Series 234, AMT, 5.50%, 08/01/52	1,630	1,769,844
Port Authority of New York & New Jersey, Refunding RB
Series 242, AMT, 5.00%, 12/01/39	790	876,411
Series 242, AMT, 5.00%, 12/01/53	1,970	2,066,711
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/47	4,600	4,987,963
Series A, 5.50%, 11/15/57	815	907,291
Sub-Series B-1, 5.00%, 11/15/48	1,770	1,930,079
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	1,800	1,913,178
Series C, 5.00%, 05/15/47	4,805	5,193,760
Series C, 4.13%, 05/15/52	4,900	4,875,207
Series C, 5.25%, 05/15/52	5,350	5,828,733
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	1,770	1,955,130
Series C, Sustainability Bonds, 5.25%, 11/15/42	715	814,653
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	9,700	7,240,985
		187,268,764
Utilities — 20.9%
Long Island Power Authority, RB
(BAM-TCRS), 5.00%, 09/01/42	5,700	5,933,147
5.00%, 09/01/47	1,625	1,676,875
Series E, Sustainability Bonds, 5.00%, 09/01/48	565	618,555
Series E, Sustainability Bonds, 5.00%, 09/01/53	2,865	3,120,594
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	930	958,106
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	6,600	6,523,131
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
New York City Municipal Water Finance Authority, RB (continued)
Series DD, 5.00%, 06/15/47	$2,750	$ 2,814,854
Series GG, 5.00%, 06/15/48	1,160	1,235,901
Sub-Series CC-1, 5.25%, 06/15/54	3,960	4,398,845
New York City Municipal Water Finance Authority, Refunding RB
Series AA-3, 5.25%, 06/15/48	6,970	7,843,330
Series BB-1, 4.00%, 06/15/45	1,935	1,940,418
Series DD, 4.13%, 06/15/47	3,960	4,007,231
Series EE, 5.00%, 06/15/45	2,750	3,009,173
New York Power Authority, RB
Series A, Sustainability Bonds, (AGM), 5.00%, 11/15/48	2,565	2,814,114
Series A, Sustainability Bonds, (AGM), 5.13%, 11/15/58	6,430	7,064,041
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/50	9,875	9,704,332
Series A, Sustainability Bonds, 4.00%, 11/15/55	6,515	6,282,273
Series A, Sustainability Bonds, 4.00%, 11/15/60	560	540,429
New York State Environmental Facilities Corp., RB, Sustainability Bonds, 5.00%, 08/15/41	1,370	1,418,975
New York State Environmental Facilities Corp., Refunding RB
5.00%, 06/15/51	3,180	3,446,449
Series A, 5.25%, 06/15/53	3,960	4,442,973
Subordinate, 5.00%, 06/15/41	4,410	4,537,637
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	1,125	1,047,171
Utility Debt Securitization Authority, Refunding RB
Series 2, Sustainability Bonds, 5.00%, 12/15/50	2,970	3,287,075
Series 2, Sustainability Bonds, 5.00%, 06/15/53	4,880	5,386,281
		94,051,910
Total Municipal Bonds in New York		641,833,830
Puerto Rico — 5.4%
State — 5.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	717,938
Series A-1, Restructured, 5.00%, 07/01/58	1,682	1,687,585
Series A-2, Restructured, 4.78%, 07/01/58	123	121,235
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,365,037
Series B-1, Restructured, 4.75%, 07/01/53	551	546,143
Series B-1, Restructured, 5.00%, 07/01/58	8,579	8,623,731
Series B-2, Restructured, 4.33%, 07/01/40	7,120	7,026,432
Series B-2, Restructured, 4.78%, 07/01/58	722	713,956
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,409	3,456,575
Total Municipal Bonds in Puerto Rico		24,258,632
South Carolina — 0.9%
Corporate — 0.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,800	4,091,092
Total Municipal Bonds — 150.2% (Cost: $655,764,080)		675,128,893
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
New York — 6.0%
County/City/Special District/School District — 1.3%
City of New York, GO, Series B, 5.25%, 10/01/47	$5,395	$ 5,930,977
State — 2.3%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/44	10,000	10,420,860
Transportation — 2.4%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	5,500	5,665,169
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 4.13%, 05/15/52	5,000	4,974,701
		10,639,870
Total Municipal Bonds in New York		26,991,707
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.0% (Cost: $25,906,799)		26,991,707
Total Long-Term Investments — 156.2% (Cost: $681,670,879)		702,120,600

	Shares
Short-Term Securities
	Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	7,588,180	7,588,938
	Total Short-Term Securities — 1.7% (Cost: $7,588,938)	7,588,938
	Total Investments — 157.9% (Cost: $689,259,817)	709,709,538
	Other Assets Less Liabilities — 0.1%	243,106
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (2.9)%	(13,110,687)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.1)%	(247,501,358)
	Net Assets Applicable to Common Shares — 100.0%	$ 449,340,599

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio(a)	$ 11,465,077	$ —	$ (11,465,077)(b)	$ —	$ —	$ —	—	$ 215,360	$ —
BlackRock Liquidity Funds, MuniCash, Institutional Shares	—	7,588,938 (b)	—	—	—	7,588,938	7,588,180	116,828	—
				$ —	$ —	$ 7,588,938		$ 332,188	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	133	09/19/24	$ 14,923	$ (421,404)
U.S. Long Bond	123	09/19/24	14,925	(483,705)
5-Year U.S. Treasury Note	97	09/30/24	10,496	(227,593)
				$ (1,132,702)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,132,702	$ —	$ 1,132,702

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (275,036)	$ —	$ (275,036)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,069,173)	$ —	$ (1,069,173)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$28,312,807
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield New York Quality Fund, Inc. (MYN)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 675,128,893	$ —	$ 675,128,893
Municipal Bonds Transferred to Tender Option Bond Trusts	—	26,991,707	—	26,991,707
Short-Term Securities
Money Market Funds	7,588,938	—	—	7,588,938
	$7,588,938	$702,120,600	$—	$709,709,538
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (1,132,702)	$ —	$ —	$ (1,132,702)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(12,949,999)	$—	$(12,949,999)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)
	$—	$(260,649,999)	$—	$(260,649,999)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 0.1%
Utilities — 0.1%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	$235	$ 238,232
Pennsylvania — 137.7%
Corporate — 2.5%
Allegheny County Industrial Development Authority, Refunding RB, 4.88%, 11/01/24	500	500,829
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	1,900	1,843,744
Montgomery County Industrial Development Authority, Refunding RB, Series A, 4.10%, 04/01/53(a)	855	875,469
Pennsylvania Economic Development Financing Authority, Refunding RB
Series B, 5.25%, 12/01/38(a)	325	329,732
Series C, 5.25%, 12/01/37(a)	570	578,300
AMT, 5.50%, 11/01/44	135	135,167
		4,263,241
County/City/Special District/School District — 24.1%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/32	1,260	1,289,574
5.00%, 05/01/42	1,505	1,553,418
Altoona Area School District, GOL, Series A, (AGM SAW), 5.00%, 12/01/36	1,180	1,201,207
Bethlehem Area School District, GOL
Series A, (BAM SAW), 5.00%, 08/01/34	1,610	1,629,121
Series A, (BAM SAW), 5.00%, 08/01/35	1,210	1,224,921
Borough of West Chester Pennsylvania, Refunding GO, 3.50%, 11/15/35	1,095	1,060,169
Bristol Township School District, GOL, (BAM SAW), 5.00%, 06/01/42	1,685	1,737,039
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	685	655,987
4.75%, 03/01/50	1,510	1,378,146
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,685,149
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	1,360	1,405,300
City of Pittsburgh Pennsylvania, GO, 5.00%, 09/01/43	100	107,077
Coatesville School District, GOL, CAB(d)
Series A, (BAM SAW), 0.00%, 10/01/34	160	103,479
Series A, (BAM SAW), 0.00%, 10/01/35	1,435	905,527
Series A, (BAM SAW), 0.00%, 10/01/37	1,395	782,175
Coatesville School District, Refunding GOL, CAB(d)
Series B, (BAM SAW), 0.00%, 10/01/33	275	187,354
Series B, (BAM SAW), 0.00%, 10/01/34	550	355,710
Series C, (BAM SAW), 0.00%, 10/01/33	360	243,335
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	110	110,197
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 06/30/32	925	988,628
AMT, 5.50%, 06/30/43	2,500	2,700,756
AMT, 4.15%, 04/01/49(a)	2,785	2,781,102
AMT, 6.00%, 06/30/61	1,305	1,421,882
School District of Philadelphia, GOL
Series A, (SAW), 5.00%, 09/01/44	1,000	1,040,223
Series A, (SAW), 5.50%, 09/01/48	2,500	2,752,384
Series D, (AGM SAW), 3.00%, 09/01/44	2,345	1,825,902
Security	Par (000)	Value
County/City/Special District/School District (continued)
Shaler Area School District, GO, (XLCA SAW), 0.00%, 09/01/30(d)	$6,145	$ 5,038,353
Springfield School District/Delaware County, GOL, (SAW), 5.00%, 03/01/36	870	921,494
State Public School Building Authority, RB(d)
(AGM SAW), 0.00%, 12/15/24	1,980	1,956,724
(AGM SAW), 0.00%, 12/15/25	1,770	1,696,165
		40,738,498
Education — 24.0%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	590	565,465
5.00%, 10/01/49	430	384,120
Chester County Industrial Development Authority, RB, Sustainability Bonds, 4.00%, 12/01/51	3,600	3,468,957
Delaware County Authority, RB, 5.00%, 08/01/40	3,505	3,543,220
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/25(e)	1,255	1,278,276
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	285	239,614
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	665	607,965
Series A, 5.00%, 09/01/37	840	874,830
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,160	1,162,926
Pennsylvania Higher Education Assistance Agency, RB
Series 1C, AMT, 5.00%, 06/01/51	3,130	3,135,767
Series B, AMT, Subordinate, 3.13%, 06/01/48	350	269,074
Series B, AMT, Subordinate, 5.00%, 06/01/50	520	521,750
Pennsylvania Higher Educational Facilities Authority, RB
Series AT-1, 4.00%, 06/15/26(e)	25	25,505
Series AT-2, 4.00%, 06/15/34	1,975	1,984,818
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/41	500	510,734
Series A, 5.00%, 11/01/31	845	860,798
Series A, 5.00%, 09/01/45	2,000	2,004,185
Series A, (AGM), 4.00%, 05/01/50	4,645	4,305,498
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	240	229,774
5.00%, 06/15/39	335	334,696
4.00%, 12/01/48	3,300	3,210,062
5.00%, 06/15/49	935	882,081
5.00%, 06/15/50	575	550,190
5.25%, 11/01/52	1,355	1,435,927
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 06/15/40(b)	300	304,132
6.25%, 05/01/42(b)	835	800,686
Series 2015, 5.00%, 04/01/45	2,170	2,179,038
Series A, 5.25%, 06/15/52	375	365,645
Sports & Exhibition Authority of Pittsburgh & Allegheny County, RB, Series A, VRDN, (AGM), 3.63%, 08/07/24(a)(f)	2,275	2,275,000
Swarthmore Borough Authority, Refunding RB, 5.00%, 09/15/47	1,950	2,156,812
		40,467,545
Health — 28.7%
Allegheny County Hospital Development Authority, RB
Series B, (NPFGC), 6.00%, 07/01/26	2,000	2,108,180
Series D2, 4.31%, 11/15/47(a)	1,040	1,041,754
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health (continued)
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	$1,700	$ 1,703,326
Series A, (AGM-CR), 4.00%, 04/01/44	3,440	3,390,598
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	1,000	814,860
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/52	1,000	1,020,230
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(e)	255	257,085
5.00%, 01/01/29(e)	580	632,437
4.00%, 01/01/36	395	383,817
4.13%, 01/01/38	160	155,996
5.00%, 01/01/38	1,290	1,290,867
Doylestown Hospital Authority, RB
5.00%, 07/01/29(e)	50	55,019
5.00%, 07/01/49	450	450,074
DuBois Hospital Authority, Refunding RB, (BAM-TCRS), 4.00%, 07/15/48	2,060	1,980,063
Geisinger Authority, Refunding RB, Series A-1, 5.00%, 02/15/45	4,395	4,490,415
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	575	577,038
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	565	500,453
5.00%, 12/01/49	420	421,012
Montgomery County Industrial Development Authority, RB, Series C, 4.00%, 11/15/43	200	190,122
Montgomery County Industrial Development Authority, Refunding RB
5.25%, 01/01/40	220	217,816
5.00%, 12/01/46	400	401,610
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,345	2,189,620
Northampton County General Purpose Authority, Refunding RB
5.00%, 08/15/46	1,000	1,007,451
Series A1, (AGM), 4.00%, 08/15/43	2,085	2,039,356
Series A1, 5.25%, 08/15/53	2,085	2,234,038
Pennsylvania Economic Development Financing Authority, RB
Series A-2, 4.00%, 05/15/53	1,020	961,346
Series B, 4.00%, 03/15/40	8,000	8,023,428
Pennsylvania Higher Educational Facilities Authority, RB, 3.00%, 08/15/47	1,600	1,295,078
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	3,000	3,054,349
St Mary Hospital Authority, Refunding RB
5.00%, 12/01/28(e)	2,495	2,716,372
5.00%, 12/01/48	1,255	1,299,711
Wayne County Hospital & Health Facilities Authority, RB, Series A, (GTD), 4.00%, 07/01/46	1,595	1,518,791
		48,422,312
Housing — 9.8%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, Sustainability Bonds, 2.60%, 04/01/46	2,730	1,943,141
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	1,650	1,757,123
Series 145A, Sustainability Bonds, 4.60%, 10/01/44	2,120	2,134,229
Series 145A, Sustainability Bonds, 6.00%, 10/01/54	2,120	2,315,340
Series 146A, Sustainability Bonds, 10/01/44(c)	1,000	998,607
Security	Par (000)	Value
Housing (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	$1,000	$ 1,049,052
Series 142-A, Sustainability Bonds, 5.00%, 10/01/50	2,030	2,087,118
Series 2022, Sustainability Bonds, 4.15%, 10/01/42	2,100	2,068,544
Philadelphia Authority for Industrial Development, RB, M/F Housing(g)(h)
Series A, 3.50%, 12/01/36	810	384,282
Series A, 4.00%, 12/01/46	2,970	1,409,034
Series A, 4.00%, 12/01/51	805	381,910
		16,528,380
State — 2.0%
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	3,355	3,383,974
Tobacco — 6.0%
Commonwealth Financing Authority, RB
5.00%, 06/01/34	4,175	4,403,264
5.00%, 06/01/35	1,295	1,364,415
(AGM), 4.00%, 06/01/39	4,300	4,313,756
		10,081,435
Transportation — 30.6%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/53	500	535,032
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	700	717,540
Series B, AMT, 5.00%, 07/01/37	1,100	1,126,644
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,110	2,184,499
Delaware River Port Authority, RB, 5.00%, 01/01/37	2,285	2,287,095
Pennsylvania Economic Development Financing Authority, RB
5.00%, 06/30/42	9,380	9,452,161
AMT, 5.25%, 06/30/53	2,480	2,560,493
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding RB, Series A, 4.00%, 12/01/51	3,920	3,758,437
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.00%, 06/01/42	385	395,555
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,028,546
Series 1, Subordinate, 5.00%, 12/01/40	2,035	2,249,142
Series A, Subordinate, 3.00%, 12/01/42	1,400	1,172,770
Series A, Subordinate, 4.00%, 12/01/46	1,000	971,308
Series A, Subordinate, 4.00%, 12/01/50	2,500	2,381,226
Series A, Subordinate, (BAM-TCRS), 4.00%, 12/01/50	1,385	1,344,272
Pennsylvania Turnpike Commission, RB, CAB(d)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,975	983,928
Sub-Series A-3, 0.00%, 12/01/42	4,760	2,108,106
Pennsylvania Turnpike Commission, Refunding RB
Series B, 5.25%, 12/01/52	775	847,319
Series B-2, (AGM), 5.00%, 06/01/35	1,850	1,923,082
Series 2017-3, Subordinate, 5.00%, 12/01/40	2,345	2,418,895
Southeastern Pennsylvania Transportation Authority, RB
5.25%, 06/01/47	2,305	2,530,494
5.25%, 06/01/52	8,000	8,692,335
		51,668,879
Utilities — 10.0%
Bucks County Water and Sewer Authority, RB
Series A, (AGM), 5.00%, 12/01/37	780	782,533
Series A, (AGM), 5.00%, 12/01/40	1,000	1,003,244

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	$3,040	$ 3,184,083
Series A, 5.25%, 10/01/52	810	838,589
Series C, 5.50%, 06/01/52	1,900	2,108,758
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	1,240	1,267,718
Series B, (AGM), 5.50%, 09/01/53	2,480	2,737,373
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	1,195	979,909
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	800	809,460
5.00%, 08/01/31	600	606,744
5.00%, 08/01/32	800	808,528
5.00%, 08/01/33	400	404,036
5.00%, 08/01/34	700	706,670
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	575,327
		16,812,972
Total Municipal Bonds in Pennsylvania		232,367,236
Puerto Rico — 5.4%
State — 5.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	265	262,781
Series A-1, Restructured, 5.00%, 07/01/58	629	631,088
Series A-2, Restructured, 4.78%, 07/01/58	46	45,340
Series A-2, Restructured, 4.33%, 07/01/40	519	514,118
Series B-1, Restructured, 4.75%, 07/01/53	208	206,167
Series B-1, Restructured, 5.00%, 07/01/58	3,258	3,274,987
Series B-2, Restructured, 4.33%, 07/01/40	2,701	2,665,505
Series B-2, Restructured, 4.78%, 07/01/58	274	270,947
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	3,575	1,187,170
Total Municipal Bonds in Puerto Rico		9,058,103
Total Municipal Bonds — 143.2% (Cost: $242,600,815)		241,663,571
Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Pennsylvania — 6.7%
Education — 6.0%
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	10,160	10,169,742
Security	Par (000)	Value
Health — 0.7%
Pennsylvania Higher Educational Facilities Authority, RB, Series AR, 4.00%, 06/15/38	$1,175	$ 1,176,127
Total Municipal Bonds in Pennsylvania		11,345,869
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7% (Cost: $11,285,849)		11,345,869
Total Long-Term Investments — 149.9% (Cost: $253,886,664)		253,009,440

	Shares
Short-Term Securities
	Money Market Funds — 3.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(j)(k)	5,574,508	5,575,065
	Total Short-Term Securities — 3.3% (Cost: $5,575,056)	5,575,065
	Total Investments — 153.2% (Cost: $259,461,720)	258,584,505
	Other Assets Less Liabilities — 0.1%	203,503
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.5)%	(7,592,668)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.8)%	(82,391,262)
	Net Assets Applicable to Common Shares — 100.0%	$ 168,804,078

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 17,292,797	$ —	$ (11,718,310)(a)	$ 2,119	$ (1,541)	$ 5,575,065	5,574,508	$ 177,061	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 241,663,571	$ —	$ 241,663,571
Municipal Bonds Transferred to Tender Option Bond Trusts	—	11,345,869	—	11,345,869
Short-Term Securities
Money Market Funds	5,575,065	—	—	5,575,065
	$5,575,065	$253,009,440	$—	$258,584,505
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(7,560,000)	$—	$(7,560,000)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)
	$—	$(90,160,000)	$—	$(90,160,000)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 0.2%
Corporate — 0.2%
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	$645	$ 709,587
California — 0.2%
Utilities — 0.2%
California Infrastructure & Economic Development Bank, RB, Series A-4, AMT, 01/01/50(a)(b)(c)	425	430,844
Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/41	460	496,432
Kentucky — 0.3%
Corporate — 0.3%
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	855	919,407
New York — 151.9%
Corporate — 5.6%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	420	420,301
New York Liberty Development Corp., RB, 5.50%, 10/01/37	655	787,070
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	4,655	5,407,508
New York State Energy Research & Development Authority, Refunding RB, Series C, 4.00%, 04/01/34	575	582,218
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,040	1,025,351
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	1,670	1,813,451
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	930	976,893
AMT, 5.00%, 10/01/40	2,750	2,854,342
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	1,180	1,115,521
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	1,210	1,147,748
		16,130,403
County/City/Special District/School District — 29.5%
Battery Park City Authority, RB
Series A, Sustainability Bonds, 5.00%, 11/01/41	525	596,408
Series A, Sustainability Bonds, 5.00%, 11/01/42	1,015	1,146,749
Series A, Sustainability Bonds, 5.00%, 11/01/43	1,235	1,388,163
Series A, Sustainability Bonds, 5.00%, 11/01/48	1,170	1,291,461
Brookhaven Local Development Corp., Refunding RB, 5.00%, 10/01/50	1,900	1,985,136
City of New York, GO
Series A, 5.00%, 08/01/51	785	844,048
Series A-1, 4.00%, 09/01/46	540	535,579
Series A-1, 5.00%, 08/01/47	1,895	2,032,687
Series B, 5.25%, 10/01/39	525	598,223
Series B, 5.25%, 10/01/40	405	459,159
Series C, 5.25%, 03/01/53	1,315	1,445,792
Series D, 5.38%, 06/01/32	25	25,036
Series D, 5.25%, 04/01/54	3,930	4,352,989
Series E-1, 5.00%, 03/01/39	1,620	1,703,804
Series F-1, 5.00%, 03/01/44	2,000	2,145,164
Security	Par (000)	Value
County/City/Special District/School District (continued)
City of New York, GO (continued)
Series I, 5.00%, 03/01/36	$2,250	$ 2,252,104
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,790,832
County of Nassau New York, GOL
Series A, 4.00%, 04/01/49	2,170	2,164,942
Series B, (AGM), 5.00%, 07/01/49	5,000	5,202,531
Hudson Yards Infrastructure Corp., Refunding RB, Series A, Sustainability Bonds, 4.00%, 02/15/43	2,095	2,099,435
New York City Industrial Development Agency, RB(d)
(AGC), 0.00%, 03/01/35	500	337,094
(AGC), 0.00%, 03/01/39	1,000	553,977
(AGC), 0.00%, 03/01/42	3,710	1,717,654
(AGC), 0.00%, 03/01/45	2,000	773,869
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	1,310	1,370,900
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series E-1, 4.00%, 02/01/49	1,880	1,832,636
Sub-Series B-1, 5.00%, 11/01/35	425	426,988
Sub-Series B-1, 5.00%, 11/01/36	340	341,066
Sub-Series E-1, 5.00%, 02/01/43	1,290	1,323,459
Series A-1, Subordinate, 5.00%, 08/01/41	1,000	1,102,486
Series A-1, Subordinate, 4.00%, 08/01/48	2,000	1,955,368
Series F-1, Subordinate, 4.00%, 02/01/51	1,500	1,460,223
New York City Transitional Finance Authority, RB
Series F-1, 5.25%, 02/01/53	1,565	1,729,351
Series B, Subordinate, 5.25%, 05/01/50	915	1,013,624
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(d)	4,000	830,734
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	3,235	3,266,913
5.00%, 11/15/45	6,130	6,181,348
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	2,730	2,729,926
Class 2, 5.38%, 11/15/40(b)	680	681,267
Series 1, 3.00%, 02/15/42	1,015	847,504
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.00%, 05/15/48	3,110	3,076,104
Series A, 5.25%, 05/15/52	9,110	9,969,157
Series A, 4.13%, 05/15/53	1,315	1,301,647
Series A, 4.50%, 05/15/63	5,000	5,024,918
Series A-1, 5.25%, 05/15/64	1,575	1,726,223
		85,634,678
Education — 15.1%
Albany Capital Resource Corp., Refunding RB(e)(f)
4.00%, 07/01/41	595	321,300
4.00%, 07/01/51	615	332,100
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	535	543,352
5.00%, 10/01/48	410	413,188
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	345	354,887
Build NYC Resource Corp., RB(b)
5.00%, 02/01/33	350	343,607
5.75%, 02/01/49	455	454,897
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education (continued)
Build NYC Resource Corp., RB(b) (continued)
Series A, 5.13%, 05/01/38	$660	$ 662,895
Series A, 5.50%, 05/01/48	270	270,862
Build NYC Resource Corp., Refunding RB
5.00%, 06/01/40	690	695,256
5.00%, 08/01/47	525	529,199
Series A, 5.00%, 06/01/38	750	750,562
County of Cattaraugus New York, RB
5.00%, 05/01/34	170	170,132
5.00%, 05/01/39	125	125,097
Dobbs Ferry Local Development Corp., RB
5.00%, 07/01/39	1,000	1,000,735
5.00%, 07/01/44	500	500,625
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	455	474,295
5.00%, 07/01/48	225	232,900
4.00%, 07/01/49	3,000	2,910,457
Dutchess County Local Development Corp., Refunding RB
4.00%, 07/01/46	1,170	1,125,829
4.00%, 07/01/49	1,310	1,256,198
Hempstead Town Local Development Corp., Refunding RB, 5.00%, 10/01/35	935	936,153
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/53	1,765	1,893,410
Monroe County Industrial Development Corp., Refunding RB, Series A, 4.00%, 07/01/50	6,310	6,129,432
New York State Dormitory Authority, RB
Series 1, (AMBAC), 5.50%, 07/01/40	1,440	1,696,615
Series A, Sustainability Bonds, 5.00%, 07/01/48	385	418,524
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 07/01/35	3,445	3,478,308
Series A, 5.00%, 07/01/43	2,960	2,975,539
Series A, 4.00%, 07/01/47	1,285	1,248,279
Series A, 5.50%, 07/01/54	2,625	3,001,116
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	1,065	1,095,385
4.00%, 12/01/47	1,000	975,115
Schenectady County Capital Resource Corp., Refunding RB
5.00%, 01/01/47	3,995	4,086,313
5.25%, 07/01/52	715	779,413
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,105	1,105,409
Series A, 5.00%, 07/01/41	500	500,202
		43,787,586
Health — 8.7%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	335	322,207
Build NYC Resource Corp., RB
Class A, 5.25%, 07/01/37	1,010	982,833
Class A, 5.50%, 07/01/47	620	592,441
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	680	707,399
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	600	575,897
Series A, 5.00%, 12/01/32	420	420,106
Security	Par (000)	Value
Health (continued)
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/36	$2,800	$ 2,800,717
4.00%, 12/01/46	2,150	1,967,110
New York State Dormitory Authority, RB
Series A, 4.00%, 07/01/50	710	696,552
Series D, 4.25%, 05/01/39	1,000	1,000,489
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/38	890	746,651
4.00%, 07/01/39	1,165	968,952
4.25%, 05/01/52	3,000	2,988,403
5.00%, 05/01/52	2,210	2,329,465
Series 1, 4.00%, 07/01/47	2,090	2,080,146
Series A, 5.00%, 05/01/43	3,430	3,450,800
Oneida County Local Development Corp., RB, Class A, (AGM), 4.00%, 12/01/46	1,100	1,051,960
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	530	530,534
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	110	110,002
Westchester County Local Development Corp., Refunding RB(b)
5.00%, 07/01/41	410	414,511
5.00%, 07/01/56	465	460,913
		25,198,088
Housing — 10.9%
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.20%, 11/01/44	1,000	999,966
Sustainability Bonds, 4.80%, 02/01/53	4,115	4,163,198
Class F-1, Sustainability Bonds, 4.30%, 11/01/37	1,000	1,021,655
Series A, Sustainability Bonds, 4.75%, 11/01/48	280	284,225
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.70%, 08/01/54	2,100	2,111,119
Series A-1, Sustainability Bonds, 4.65%, 11/01/49	525	529,588
Series A-1, Sustainability Bonds, 4.75%, 11/01/54	825	832,945
Series B-1, Class A, Sustainability Bonds, 4.65%, 11/01/49	790	796,061
Series E-1, Sustainability Bonds, 4.70%, 11/01/48	1,490	1,511,410
Series E-1, Sustainability Bonds, 4.85%, 11/01/53	2,835	2,881,006
New York City Housing Development Corp., Refunding RB, Series A, Sustainability Bonds, 4.25%, 11/01/43	4,895	4,901,330
New York State Housing Finance Agency, RB, M/F Housing
Series E, (SONYMA), 4.15%, 11/01/47	1,485	1,388,775
Series B-1, Sustainability Bonds, (SONYMA), 4.85%, 11/01/48	1,015	1,041,337
Series C-1, Sustainability Bonds, (SONYMA), 4.65%, 11/01/48	405	409,664
State of New York Mortgage Agency Homeowner Mortgage Revenue, RB, S/F Housing
Series 259, AMT, Sustainability Bonds, (SONYMA), 4.45%, 10/01/39	2,310	2,359,040
Series 250, Sustainability Bonds, (SONYMA), 4.80%, 10/01/48	2,630	2,694,786
Series 255, Sustainability Bonds, (SONYMA), 4.70%, 10/01/43	810	835,998
Series 261, Sustainability Bonds, (SONYMA), 10/01/49(c)	2,945	2,945,815
		31,707,918

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State — 7.7%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/45	$1,290	$ 1,294,121
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	4,410	4,508,115
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/56	2,625	2,834,084
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/46	935	1,011,432
Series A, 4.00%, 03/15/47	1,170	1,154,770
New York State Urban Development Corp., RB
Series A, 5.00%, 03/15/46	2,610	2,876,683
Series A, 4.00%, 03/15/49	2,720	2,635,726
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/45	3,425	3,353,954
4.00%, 03/15/46	2,790	2,758,265
		22,427,150
Tobacco — 3.4%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	400	399,529
5.00%, 06/01/48	550	536,584
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,300	1,300,292
New York Counties Tobacco Trust VI, Refunding RB
Series A-2B, 5.00%, 06/01/51	2,340	2,200,626
Series C, 4.00%, 06/01/51	2,250	1,795,373
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	630	630,324
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	921,446
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	890	871,777
Sub-Series C, 5.13%, 06/01/51	1,225	1,239,551
		9,895,502
Transportation — 45.2%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	2,440	2,546,785
Metropolitan Transportation Authority, RB
Series A-1, 4.00%, 11/15/46	2,000	1,979,969
Series D-2, Sustainability Bonds, 4.00%, 11/15/48	1,255	1,234,131
Series D-3, Sustainability Bonds, 4.00%, 11/15/49	2,150	2,105,735
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/49	3,715	3,984,964
Series A, 4.00%, 11/15/51	7,335	7,110,899
Series B, 5.00%, 11/15/37	1,000	1,030,452
Sub-Series C-1, 5.00%, 11/15/34	1,860	1,889,293
Series A, Sustainability Bonds, 5.25%, 11/15/49	2,630	2,918,410
Series A-1, Sustainability Bonds, (AGM), 4.00%, 11/15/54	1,395	1,385,633
Series A-1, Sustainability Bonds, 5.25%, 11/15/57	1,000	1,027,482
Series B-1, Sustainability Bonds, 5.25%, 11/15/57	2,625	2,701,926
Sub-Series B-1, Sustainability Bonds, 5.00%, 11/15/51	1,050	1,084,752
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,160	5,160,475
New York City Industrial Development Agency, Refunding RB, Series A, 5.00%, 07/01/28	785	785,472
Security	Par (000)	Value
Transportation (continued)
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	$1,970	$ 2,000,391
Series A, Junior Lien, 5.00%, 01/01/46	1,285	1,299,678
New York State Thruway Authority, Refunding RB
Series A, 4.00%, 03/15/42	130	130,916
Series O, 4.00%, 01/01/44	1,295	1,314,314
Series B, Subordinate, 4.00%, 01/01/45	5,990	5,841,147
Series B, Subordinate, 4.00%, 01/01/50	3,720	3,480,946
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/34	1,300	1,406,467
AMT, 5.00%, 12/01/35	5,000	5,391,577
AMT, 5.00%, 12/01/36	1,995	2,142,557
AMT, 5.00%, 12/01/40	1,040	1,093,838
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,100	1,060,891
Series A, AMT, 5.00%, 07/01/41	3,310	3,309,798
Series A, AMT, 5.00%, 07/01/46	1,540	1,539,984
Series A, AMT, 5.25%, 01/01/50	8,440	8,439,388
New York Transportation Development Corp., RB
AMT, 4.00%, 10/31/46	2,000	1,767,132
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/42	1,660	1,817,044
AMT, Sustainability Bonds, (AGM), 5.50%, 06/30/43	590	642,840
AMT, Sustainability Bonds, (AGM), 5.00%, 06/30/49	2,425	2,509,564
AMT, Sustainability Bonds, 6.00%, 06/30/54	3,290	3,581,489
AMT, Sustainability Bonds, (AGM), 5.25%, 06/30/60	1,315	1,382,048
AMT, Sustainability Bonds, 5.50%, 06/30/60	1,315	1,396,903
Port Authority of New York & New Jersey, ARB
Series 218, AMT, 5.00%, 11/01/44	1,450	1,509,602
Series 221, AMT, 4.00%, 07/15/45	1,105	1,048,390
Port Authority of New York & New Jersey, Refunding ARB
Series 198, 5.25%, 11/15/56	655	670,823
Series 244, 5.00%, 07/15/54	1,905	2,085,258
AMT, 5.00%, 10/15/34	1,300	1,330,854
AMT, 5.00%, 01/15/47	1,970	2,081,595
AMT, 5.00%, 01/15/52	2,795	2,926,782
Series 177, AMT, 4.00%, 01/15/43	1,120	1,044,004
Series 223, AMT, 5.00%, 07/15/56	655	680,504
Series 231, AMT, 5.50%, 08/01/47	3,000	3,287,422
Series 234, AMT, 5.50%, 08/01/52	1,040	1,129,226
Port Authority of New York & New Jersey, Refunding RB
Series 242, AMT, 5.00%, 12/01/39	530	587,972
Series 242, AMT, 5.00%, 12/01/53	1,275	1,337,592
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	9,500	10,091,858
Series A, 4.00%, 11/15/56	1,555	1,505,371
Series A, 5.50%, 11/15/57	525	584,451
Sub-Series B-1, 5.00%, 11/15/48	1,175	1,281,267
Triborough Bridge & Tunnel Authority, Refunding RB
Series B, 5.00%, 11/15/37	725	757,389
Series C, 5.25%, 05/15/52	5,000	5,447,414
Series B-1, Sustainability Bonds, 5.25%, 05/15/54	1,175	1,297,897
Series C, Sustainability Bonds, 5.25%, 11/15/42	470	535,506
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	2,335	1,743,062
		131,459,529
Utilities — 25.8%
Long Island Power Authority, RB
(AGM), 0.00%, 06/01/28(d)	3,515	3,097,920
5.00%, 09/01/39	3,500	3,743,011
(BAM-TCRS), 5.00%, 09/01/42	3,655	3,804,501
5.00%, 09/01/47	2,195	2,265,071
Series C, (AGC), 5.25%, 09/01/29	4,000	4,372,976
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
Long Island Power Authority, RB (continued)
Series E, Sustainability Bonds, 5.00%, 09/01/48	$440	$ 481,706
Series E, Sustainability Bonds, 5.00%, 09/01/53	1,835	1,998,705
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	5,000	4,941,766
Sub-Series CC-1, 5.25%, 06/15/54	2,625	2,915,901
Series FF-1, Subordinate, 4.00%, 06/15/49	9,535	9,390,028
New York City Municipal Water Finance Authority, Refunding RB
Series AA-3, 5.25%, 06/15/48	4,560	5,131,361
Series DD, 4.13%, 06/15/46	4,000	4,047,424
Series DD, 4.13%, 06/15/47	2,630	2,661,368
New York Power Authority, RB, Series A, Sustainability Bonds, (AGM), 5.00%, 11/15/48	4,180	4,585,963
New York Power Authority, Refunding RB
Series A, Sustainability Bonds, 4.00%, 11/15/55	7,610	7,338,158
Series A, Sustainability Bonds, 4.00%, 11/15/60	585	564,556
New York State Environmental Facilities Corp., Refunding RB
5.00%, 06/15/51	2,035	2,205,510
Series A, 5.25%, 06/15/53	2,630	2,950,762
Rockland County Solid Waste Management Authority, RB, Series A, AMT, Sustainability Bonds, 4.00%, 12/15/46	730	679,498
Utility Debt Securitization Authority, Refunding RB
Restructured, Sustainability Bonds, 5.00%, 12/15/44	2,000	2,226,273
Series 2, Sustainability Bonds, 5.00%, 12/15/50	1,965	2,174,782
Series 2, Sustainability Bonds, 5.00%, 06/15/53	3,170	3,498,875
		75,076,115
Total Municipal Bonds in New York		441,316,969
Puerto Rico — 5.1%
State — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,089	2,071,507
Series A-1, Restructured, 5.00%, 07/01/58	6,063	6,083,131
Series A-2, Restructured, 4.78%, 07/01/58	1,544	1,521,850
Series A-2, Restructured, 4.33%, 07/01/40	3,004	2,975,741
Series B-1, Restructured, 4.75%, 07/01/53	5	4,956
Series B-2, Restructured, 4.78%, 07/01/58	126	124,596
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,916	1,964,560
Total Municipal Bonds in Puerto Rico		14,746,341
South Carolina — 0.9%
Corporate — 0.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	2,520	2,713,040
Total Municipal Bonds — 158.8% (Cost: $449,271,978)		461,332,620
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
New York — 0.9%
Transportation — 0.9%
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/55	$2,860	$ 2,654,844
Total Municipal Bonds in New York		2,654,844
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.9% (Cost: $2,758,270)		2,654,844
Total Long-Term Investments — 159.7% (Cost: $452,030,248)		463,987,464

	Shares
Short-Term Securities
	Money Market Funds — 2.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(h)(i)	7,021,707	7,022,409
	Total Short-Term Securities — 2.4% (Cost: $7,022,409)	7,022,409
	Total Investments — 162.1% (Cost: $459,052,657)	471,009,873
	Other Assets Less Liabilities — 0.0%	65,528
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.5)%	(1,432,062)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (61.6)%	(179,089,310)
	Net Assets Applicable to Common Shares — 100.0%	$ 290,554,029

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio(a)	$ 10,042,561	$ —	$ (10,042,561)(b)	$ —	$ —	$ —	—	$ 202,398	$ —
BlackRock Liquidity Funds, MuniCash, Institutional Shares	—	7,022,409 (b)	—	—	—	7,022,409	7,021,707	101,087	—
				$ —	$ —	$ 7,022,409		$ 303,485	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	89	09/19/24	$ 9,986	$ (281,992)
U.S. Long Bond	84	09/19/24	10,193	(330,335)
5-Year U.S. Treasury Note	59	09/30/24	6,384	(138,436)
				$ (750,763)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 750,763	$ —	$ 750,763

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (174,941)	$ —	$ (174,941)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (708,000)	$ —	$ (708,000)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$18,627,420
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock New York Municipal Income Trust (BNY)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 461,332,620	$ —	$ 461,332,620
Municipal Bonds Transferred to Tender Option Bond Trusts	—	2,654,844	—	2,654,844
Short-Term Securities
Money Market Funds	7,022,409	—	—	7,022,409
	$7,022,409	$463,987,464	$—	$471,009,873
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (750,763)	$ —	$ —	$ (750,763)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(1,430,000)	$—	$(1,430,000)
VRDP Shares at Liquidation Value	—	(179,400,000)	—	(179,400,000)
	$—	$(180,830,000)	$—	$(180,830,000)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2024
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 5.5%
Corporate — 5.5%
Black Belt Energy Gas District, RB, Series A, 5.25%, 01/01/54(a)	$1,015	$ 1,092,542
California — 2.0%
Tobacco — 2.0%
California County Tobacco Securitization Agency, RB, Series D, 0.00%, 06/01/55(b)	4,680	400,330
District of Columbia — 10.2%
Tobacco — 2.3%
District of Columbia Tobacco Settlement Financing Corp., RB, Series C, 0.00%, 06/15/55(b)	5,400	459,000
Transportation — 7.9%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/37	1,500	1,565,174
Total Municipal Bonds in District of Columbia		2,024,174
Iowa — 5.2%
Corporate — 5.2%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	1,000	1,021,871
Puerto Rico — 5.6%
State — 5.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	125,937
Series A-1, Restructured, 5.00%, 07/01/58	478	479,587
Series A-2, Restructured, 4.78%, 07/01/58	129	127,149
Series A-2, Restructured, 4.33%, 07/01/40	391	387,322
Total Municipal Bonds in Puerto Rico		1,119,995
Virginia — 124.7%
County/City/Special District/School District — 19.3%
Albemarle County Economic Development Authority, RB, Series A, 5.00%, 06/01/42	500	558,099
Chesterfield County Economic Development Authority, RB, 5.00%, 04/01/48	1,000	1,096,095
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	2,000	1,925,198
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(c)	235	236,739
		3,816,131
Education — 11.7%
Virginia College Building Authority, RB, Series A, 4.00%, 02/01/42	500	511,917
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	215	218,920
(NPFGC), 5.25%, 01/01/31	1,000	1,100,500
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	486,834
		2,318,171
Health — 20.8%
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(d)	265	271,146
Henrico County Economic Development Authority, RB, Class A, 5.00%, 10/01/52	1,000	1,040,464
Henrico County Economic Development Authority, Refunding RB, 4.25%, 06/01/26	145	144,633
Security	Par (000)	Value
Health (continued)
Isle Wight County Industrial Development Authority, RB, (AGM), 5.25%, 07/01/53	$250	$ 271,776
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	65	64,868
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	213,588
Virginia Commonwealth University Health System Authority, RB, Series A, 5.25%, 07/01/49	1,000	1,107,344
Winchester Economic Development Authority, Refunding RB, 5.00%, 01/01/44	1,000	1,007,350
		4,121,169
Housing — 22.7%
Virginia Housing Development Authority, RB, M/F Housing
Series A, 4.60%, 09/01/49	1,000	1,013,478
Series B, 5.00%, 03/01/65	1,000	1,027,384
Series F, 5.35%, 11/01/58	1,000	1,059,137
Series G, 5.15%, 11/01/52	600	626,858
Virginia Housing Development Authority, RB, S/F Housing, Series C, 4.88%, 07/01/48	750	770,889
		4,497,746
State — 17.8%
Ballston Quarter Community Development Authority, TA, Series A-1, 5.50%, 03/01/46	94	95,925
Ballston Quarter Community Development Authority, TA, CAB, Series A-2, 7.13%, 03/01/30(e)	225	165,680
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(c)	250	250,497
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	325	324,617
Virginia College Building Authority, RB
4.00%, 02/01/42	1,000	1,019,481
4.00%, 02/01/43	500	506,393
Series A, (SAW), 4.00%, 09/01/47	605	604,503
Virginia Resources Authority, RB, Class B, 5.25%, 11/01/47	500	556,377
		3,523,473
Tobacco — 7.4%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	985	964,290
Series B-2, Convertible, 5.20%, 06/01/46(e)	500	500,004
		1,464,294
Transportation — 10.2%
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/46	1,000	1,015,127
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/52	500	503,384
AMT, 5.00%, 12/31/56	500	502,693
		2,021,204
Utilities — 14.8%
Alexandria Sanitation Authority, RB, 5.00%, 07/15/49	500	557,070
City of Norfolk Virginia Water Revenue, RB, 5.00%, 11/01/45	500	553,278
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utilities (continued)
County of Fairfax Virginia Sewer Revenue, RB, Series A, 5.00%, 07/15/54	$750	$ 827,084
County of Henrico Virginia Water & Sewer Revenue, RB, 4.00%, 05/01/46	1,000	1,002,405
		2,939,837
Total Municipal Bonds in Virginia		24,702,025
Total Long-Term Investments — 153.2% (Cost: $29,687,107)		30,360,937

	Shares
Short-Term Securities
	Money Market Funds — 4.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 3.47%(f)(g)	792,551	792,630
	Total Short-Term Securities — 4.0% (Cost: $792,564)	792,630
	Total Investments — 157.2% (Cost: $30,479,671)	31,153,567
	Other Assets Less Liabilities — 1.1%	219,951
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (58.3)%	(11,557,002)
	Net Assets Applicable to Common Shares — 100.0%	$ 19,816,516

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 4,819,412	$ —	$ (4,027,065)(a)	$ 751	$ (468)	$ 792,630	792,551	$ 38,434	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	2	09/19/24	$ 224	$ (6,337)
U.S. Long Bond	3	09/19/24	364	(11,798)
5-Year U.S. Treasury Note	2	09/30/24	216	(4,688)
				$ (22,823)

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2024
BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 22,823	$ —	$ 22,823

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (65,673)	$ —	$ (65,673)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (22,823)	$ —	$ (22,823)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$1,051,215
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 30,360,937	$ —	$ 30,360,937
Short-Term Securities
Money Market Funds	792,630	—	—	792,630
	$792,630	$30,360,937	$—	$31,153,567
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (22,823)	$ —	$ —	$ (22,823)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2024
BlackRock Virginia Municipal Bond Trust (BHV)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
VRDP Shares at Liquidation Value	$—	$(11,600,000)	$—	$(11,600,000)
	$—	$(11,600,000)	$—	$(11,600,000)
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
July 31, 2024

	MUJ	MHN	MIY	MYN
ASSETS
Investments, at value — unaffiliated(a)	$ 1,074,046,676	$ 604,717,833	$ 589,260,610	$ 702,120,600
Investments, at value — affiliated(b)	52,245,008	6,514,268	16,392,727	7,588,938
Cash pledged for futures contracts	—	702,000	—	856,000
Receivables:
Investments sold	15,000	—	991,895	—
Dividends — affiliated	129,252	15,010	26,809	13,315
Interest — unaffiliated	8,488,193	6,109,746	5,943,170	6,945,588
Prepaid expenses	101,546	70,001	151,164	259,211
Total assets	1,135,025,675	618,128,858	612,766,375	717,783,652
ACCRUED LIABILITIES
Bank overdraft	13,737	12,778	8,629	9,703
Payables:
Investments purchased	1,012,350	4,305,875	545,875	5,135,200
Accounting services fees	38,059	25,259	25,159	27,851
Custodian fees	2,962	1,818	1,639	2,206
Income dividend distributions — Common Shares	2,659,255	1,315,511	1,346,861	1,693,444
Interest expense and fees	142,888	36,137	—	160,688
Investment advisory fees	472,072	283,079	251,674	286,562
Directors’ and Officer’s fees	51,018	195,353	2,659	269,181
Other accrued expenses	19,655	15,689	13,017	13,429
Professional fees	38,720	38,004	43,421	42,440
Proxy fees	—	48,229	—	63,206
Transfer agent fees	16,569	18,264	12,936	15,618
Variation margin on futures contracts	—	223,337	—	272,168
Total accrued liabilities	4,467,285	6,519,333	2,251,870	7,991,696
OTHER LIABILITIES
TOB Trust Certificates	19,284,999	2,250,000	—	12,949,999
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	416,399,711	243,343,383	231,564,739	247,501,358
Total other liabilities	435,684,710	245,593,383	231,564,739	260,451,357
Total liabilities	440,151,995	252,112,716	233,816,609	268,443,053
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 694,873,680	$ 366,016,142	$ 378,949,766	$ 449,340,599
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 746,209,061	$ 419,590,001	$ 409,271,940	$ 505,995,493
Accumulated loss	(51,335,381)	(53,573,859)	(30,322,174)	(56,654,894)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 694,873,680	$ 366,016,142	$ 378,949,766	$ 449,340,599
Net asset value per Common Share	$ 13.07	$ 12.10	$ 13.08	$ 11.73
(a) Investments, at cost—unaffiliated	$1,073,251,704	$588,148,702	$582,115,963	$681,670,879
(b) Investments, at cost—affiliated	$52,244,857	$6,514,268	$16,392,339	$7,588,938
(c) Preferred Shares outstanding	4,171	2,436	2,319	2,477
(d) Preferred Shares authorized	12,291	14,956	8,919	14,637
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	53,185,098	30,241,637	28,964,750	38,313,208
(g) Common Shares authorized	199,987,709	199,985,044	199,991,081	199,985,363
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
July 31, 2024

	MPA	BNY	BHV
ASSETS
Investments, at value — unaffiliated(a)	$ 253,009,440	$ 463,987,464	$ 30,360,937
Investments, at value — affiliated(b)	5,575,065	7,022,409	792,630
Cash pledged for futures contracts	—	572,000	18,000
Receivables:
Investments sold	—	102,316	—
Dividends — affiliated	15,554	18,940	1,935
Interest — unaffiliated	2,398,932	4,364,869	287,936
Prepaid expenses	123,690	40,912	50,635
Total assets	261,122,681	476,108,910	31,512,073
ACCRUED LIABILITIES
Bank overdraft	8,047	7,582	1,701
Payables:
Investments purchased	1,225,358	3,366,813	—
Accounting services fees	13,687	20,461	3,461
Custodian fees	670	1,647	327
Income dividend distributions — Common Shares	854,676	1,037,036	62,736
Interest expense and fees	32,668	2,062	—
Investment advisory fees	87,456	217,748	13,771
Directors’ and Officer’s fees	12,059	50,474	11,956
Other accrued expenses	5,043	7,573	4,520
Printing and postage fees	8,433	9,131	8,644
Professional fees	56,704	39,608	20,970
Proxy fees	49,698	80,465	—
Transfer agent fees	12,842	13,610	4,777
Variation margin on futures contracts	—	181,361	5,692
Total accrued liabilities	2,367,341	5,035,571	138,555
OTHER LIABILITIES
TOB Trust Certificates	7,560,000	1,430,000	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	82,391,262	179,089,310	11,557,002
Total other liabilities	89,951,262	180,519,310	11,557,002
Total liabilities	92,318,603	185,554,881	11,695,557
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 168,804,078	$ 290,554,029	$ 19,816,516
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 187,526,807	$ 328,625,169	$ 22,466,621
Accumulated loss	(18,722,729)	(38,071,140)	(2,650,105)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 168,804,078	$ 290,554,029	$ 19,816,516
Net asset value per Common Share	$ 13.04	$ 12.05	$ 12.48
(a) Investments, at cost—unaffiliated	$253,886,664	$452,030,248	$29,687,107
(b) Investments, at cost—affiliated	$5,575,056	$7,022,409	$792,564
(c) Preferred Shares outstanding	826	1,794	116
(d) Preferred Shares authorized	1,000,000	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.05	$0.001	$0.001
(f) Common Shares outstanding	12,949,630	24,117,105	1,588,241
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.10	$0.001	$0.001
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended July 31, 2024

	MUJ	MHN	MIY	MYN
INVESTMENT INCOME
Dividends — affiliated	$1,681,132	$478,376	$438,011	$332,188
Interest — unaffiliated	46,892,730	25,388,763	25,160,678	29,575,092
Total investment income	48,573,862	25,867,139	25,598,689	29,907,280
EXPENSES
Investment advisory	5,609,752	3,329,662	2,958,557	3,509,530
Accounting services	143,200	94,925	94,486	104,458
Professional	68,827	78,381	72,858	70,779
Directors and Officer	52,970	51,217	24,899	66,369
Transfer agent	44,255	35,456	34,671	49,189
Liquidity fees	42,588	24,873	—	—
Remarketing fees on Preferred Shares	41,815	24,421	—	—
Registration	23,532	10,581	10,168	13,430
Printing and postage	11,653	12,162	15,215	16,059
Custodian	11,451	7,364	6,353	8,881
Reorganization	—	—	66,501	—
Proxy	—	245,969	—	323,590
Miscellaneous	79,651	73,882	74,566	75,360
Total expenses excluding interest expense, fees and amortization of offering costs	6,129,694	3,988,893	3,358,274	4,237,645
Interest expense, fees and amortization of offering costs(a)	19,074,800	10,802,848	10,234,088	11,492,203
Total expenses	25,204,494	14,791,741	13,592,362	15,729,848
Less:
Fees waived and/or reimbursed by the Manager	(260,513)	(418,633)	(148,474)	(164,408)
Total expenses after fees waived and/or reimbursed	24,943,981	14,373,108	13,443,888	15,565,440
Net investment income	23,629,881	11,494,031	12,154,801	14,341,840
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,038,393)	(10,531,603)	(1,854,303)	(12,459,504)
Investments — affiliated	15,685	—	1,678	—
Futures contracts	—	(229,537)	—	(275,036)
	(3,022,708)	(10,761,140)	(1,852,625)	(12,734,540)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,075,878	13,498,476	8,020,662	18,098,034
Investments — affiliated	(7,541)	—	979	—
Futures contracts	—	(881,851)	—	(1,069,173)
	9,068,337	12,616,625	8,021,641	17,028,861
Net realized and unrealized gain	6,045,629	1,855,485	6,169,016	4,294,321
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$29,675,510	$13,349,516	$18,323,817	$18,636,161
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended July 31, 2024

	MPA	BNY	BHV
INVESTMENT INCOME
Dividends — affiliated	$177,061	$303,485	$38,434
Interest — unaffiliated	10,463,784	19,657,418	1,376,830
Total investment income	10,640,845	19,960,903	1,415,264
EXPENSES
Investment advisory	1,257,720	2,560,754	203,198
Proxy	223,779	298,842	—
Reorganization	96,010	—	93,300
Professional	92,451	76,956	46,002
Rating agency	56,385	56,385	54,711
Accounting services	51,491	76,376	13,605
Transfer agent	32,622	32,119	24,426
Printing and postage	15,135	15,716	14,043
Directors and Officer	13,539	26,989	3,348
Registration	8,453	8,330	8,436
Custodian	2,699	6,850	1,695
Liquidity fees	—	18,318	—
Remarketing fees on Preferred Shares	—	17,985	—
Miscellaneous	14,503	18,098	12,383
Total expenses excluding interest expense, fees and amortization of offering costs	1,864,787	3,213,718	475,147
Interest expense, fees and amortization of offering costs(a)	3,975,869	7,941,660	524,206
Total expenses	5,840,656	11,155,378	999,353
Less:
Fees waived and/or reimbursed by the Manager	(87,881)	(93,324)	(45,256)
Total expenses after fees waived and/or reimbursed	5,752,775	11,062,054	954,097
Net investment income	4,888,070	8,898,849	461,167
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,542,676)	(8,875,352)	(518,760)
Investments — affiliated	2,119	—	751
Futures contracts	—	(174,941)	(65,673)
	(2,540,557)	(9,050,293)	(583,682)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,007,042	11,612,506	836,287
Investments — affiliated	(1,541)	—	(468)
Futures contracts	—	(708,000)	(22,823)
	4,005,501	10,904,506	812,996
Net realized and unrealized gain	1,464,944	1,854,213	229,314
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$6,353,014	$10,753,062	$690,481
(a) All or a portion of is related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	MUJ		MHN
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$23,629,881	$25,888,130	$11,494,031	$12,747,461
Net realized loss	(3,022,708)	(23,825,884)	(10,761,140)	(27,492,600)
Net change in unrealized appreciation (depreciation)	9,068,337	(4,106,873)	12,616,625	12,860,750
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	29,675,510	(2,044,627)	13,349,516	(1,884,389)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(26,027,060)	(24,162,075)	(12,758,370)	(11,461,512)
Return of capital	(3,273,377)	(5,140,445)	(1,902,330)	(2,133,697)
Decrease in net assets resulting from distributions to Common Shareholders	(29,300,437)	(29,302,520)	(14,660,700)	(13,595,209)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	255,161	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,349,075)	(9,439,913)	(2,806,910)	(6,123,353)
Net decrease in net assets derived from capital share transactions	(5,349,075)	(9,184,752)	(2,806,910)	(6,123,353)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(4,974,002)	(40,531,899)	(4,118,094)	(21,602,951)
Beginning of year	699,847,682	740,379,581	370,134,236	391,737,187
End of year	$694,873,680	$699,847,682	$366,016,142	$370,134,236

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	MIY		MYN
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$12,154,801	$12,474,439	$14,341,840	$15,421,162
Net realized loss	(1,852,625)	(23,484,347)	(12,734,540)	(32,048,655)
Net change in unrealized appreciation (depreciation)	8,021,641	6,665,531	17,028,861	14,650,705
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	18,323,817	(4,344,377)	18,636,161	(1,976,788)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(13,485,030)	(12,905,708)	(15,932,038)	(14,186,413)
Return of capital	(1,310,905)	(1,655,675)	(2,555,616)	(2,141,070)
Decrease in net assets resulting from distributions to Common Shareholders	(14,795,935)	(14,561,383)	(18,487,654)	(16,327,483)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	247,171	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,750,841)	(3,374,623)	(3,787,717)	(8,585,038)
Net decrease in net assets derived from capital share transactions	(2,750,841)	(3,127,452)	(3,787,717)	(8,585,038)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	777,041	(22,033,212)	(3,639,210)	(26,889,309)
Beginning of year	378,172,725	400,205,937	452,979,809	479,869,118
End of year	$378,949,766	$378,172,725	$449,340,599	$452,979,809

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MPA		BNY
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$4,888,070	$5,317,952	$8,898,849	$9,747,989
Net realized loss	(2,540,557)	(9,201,722)	(9,050,293)	(22,643,836)
Net change in unrealized appreciation (depreciation)	4,005,501	(1,498,982)	10,904,506	11,435,975
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,353,014	(5,382,752)	10,753,062	(1,459,872)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,803,582)	(5,216,562)	(9,884,014)	(8,824,872)
Return of capital	(1,403,077)	(987,610)	(1,373,067)	(1,802,990)
Decrease in net assets resulting from distributions to Common Shareholders	(7,206,659)	(6,204,172)	(11,257,081)	(10,627,862)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	11,593	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(809,297)	(3,289,985)	(1,898,566)	(3,263,323)
Net decrease in net assets derived from capital share transactions	(809,297)	(3,278,392)	(1,898,566)	(3,263,323)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,662,942)	(14,865,316)	(2,402,585)	(15,351,057)
Beginning of year	170,467,020	185,332,336	292,956,614	308,307,671
End of year	$168,804,078	$170,467,020	$290,554,029	$292,956,614

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BHV
	Year Ended 07/31/24	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$461,167	$562,047
Net realized loss	(583,682)	(1,468,928)
Net change in unrealized appreciation (depreciation)	812,996	95,252
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	690,481	(811,629)
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(612,122)	(521,222)
Return of capital	(59,174)	(95,859)
Decrease in net assets resulting from distributions to Common Shareholders	(671,296)	(617,081)
CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	728
Redemption of shares resulting from share repurchase program (including transaction costs)	(158,886)	(75,425)
Net decrease in net assets derived from capital share transactions	(158,886)	(74,697)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(139,701)	(1,503,407)
Beginning of year	19,956,217	21,459,624
End of year	$19,816,516	$19,956,217

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statements of Cash Flows
Year Ended July 31, 2024

	MUJ	MHN	MIY	MYN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$29,675,510	$13,349,516	$18,323,817	$18,636,161
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	144,699,164	263,153,031	164,741,847	298,125,429
Purchases of long-term investments	(183,660,496)	(261,211,407)	(158,313,262)	(288,968,493)
Net proceeds from sales of short-term securities	51,949,975	8,022,895	1,634,039	3,876,139
Amortization of premium and accretion of discount on investments and other fees	(532,052)	1,140,731	2,095,959	1,298,161
Net realized loss on investments	3,022,708	10,531,603	1,852,625	12,459,504
Net unrealized appreciation on investments	(9,068,337)	(13,498,476)	(8,021,641)	(18,098,034)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	109,500	27,786	(3,864)	23,009
Interest — unaffiliated	(914,767)	158,589	539,184	120,749
Prepaid expenses	(45,114)	(40,911)	(41,321)	(44,656)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(22,265)	(15,066)	(15,299)	(16,653)
Custodian fees	(2,452)	(1,501)	(1,846)	(1,520)
Interest expense and fees	(6,780)	(63,747)	(64,525)	(73,361)
Investment advisory fees	(3,288)	(6,364)	(4,249)	(18,727)
Directors’ and Officer’s fees	12,777	(17,059)	476	(14,731)
Other accrued expenses	2,930	947	6,274	8,109
Professional fees	(30,387)	(20,355)	(13,881)	(30,040)
Proxy fees	—	48,229	—	63,206
Transfer agent fees	(4,026)	2,720	(3,029)	(989)
Variation margin on futures contracts	—	193,489	—	236,170
Net cash provided by operating activities	35,182,600	21,754,650	22,711,304	27,579,433
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(26,815,547)	(13,453,348)	(13,501,703)	(16,892,111)
Repayments of TOB Trust Certificates	(2,774,999)	(5,033,906)	(6,333,877)	(6,281,092)
Net payments on Common Shares redeemed	(5,541,175)	(2,888,475)	(2,844,672)	(3,920,704)
Decrease in bank overdraft	(93,705)	(37,568)	(42,435)	(66,435)
Amortization of deferred offering costs	42,826	15,647	11,383	21,909
Net cash used for financing activities	(35,182,600)	(21,397,650)	(22,711,304)	(27,138,433)
CASH
Net increase in restricted and unrestricted cash	—	357,000	—	441,000
Restricted and unrestricted cash at beginning of year	—	345,000	—	415,000
Restricted and unrestricted cash at end of year	$—	$702,000	$—	$856,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$19,038,754	$10,850,948	$10,287,230	$11,543,655
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	702,000	—	856,000
	$—	$702,000	$—	$856,000
See notes to financial statements.
Financial Statements

Statements of Cash Flows  (continued)
Year Ended July 31, 2024

	MPA	BNY	BHV
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,353,014	$10,753,062	$690,481
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	45,543,011	198,774,254	14,009,683
Purchases of long-term investments	(48,486,466)	(195,107,354)	(15,543,474)
Net proceeds from sales of short-term securities	11,718,310	3,020,152	4,027,065
Amortization of premium and accretion of discount on investments and other fees	259,015	797,079	(35,684)
Net realized loss on investments	2,536,707	8,918,541	518,009
Net unrealized appreciation on investments	(4,005,501)	(11,612,506)	(835,819)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	23,945	10,311	8,892
Interest — unaffiliated	(169,650)	372,320	(18,426)
Prepaid expenses	(39,671)	20,824	(37,373)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(8,387)	(12,150)	(982)
Custodian fees	(1,245)	(1,145)	(426)
Interest expense and fees	(61,069)	(36,598)	(5,439)
Investment advisory fees	(22,449)	(4,694)	(689)
Directors’ and Officer’s fees	696	(9,042)	782
Other accrued expenses	(121)	(1,406)	(641)
Printing and postage fees	8,433	9,131	8,644
Professional fees	7,537	(12,377)	(7,544)
Proxy fees	49,698	80,465	—
Transfer agent fees	(2,256)	437	876
Variation margin on futures contracts	—	156,986	5,692
Net cash provided by operating activities	13,703,551	16,116,290	2,783,627
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,374,444)	(10,264,976)	(609,208)
Repayments of TOB Trust Certificates	(6,500,000)	(3,568,266)	(2,000,000)
Net payments on Common Shares redeemed	(834,838)	(1,973,314)	(158,886)
Decrease in bank overdraft	(11,471)	(34,294)	(613)
Amortization of deferred offering costs	17,202	15,560	3,080
Net cash used for financing activities	(13,703,551)	(15,825,290)	(2,765,627)
CASH
Net increase in restricted and unrestricted cash	—	291,000	18,000
Restricted and unrestricted cash at beginning of year	—	281,000	—
Restricted and unrestricted cash at end of year	$—	$572,000	$18,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,019,736	$7,962,698	$526,565
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	572,000	18,000
	$—	$572,000	$18,000
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	MUJ
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$13.03	$13.58	$16.29	$15.83	$15.95
Net investment income(a)	0.44	0.48	0.64	0.73	0.69
Net realized and unrealized gain (loss)	0.15	(0.49)	(2.59)	0.48	(0.16)
Net increase (decrease) from investment operations	0.59	(0.01)	(1.95)	1.21	0.53
Distributions to Common Shareholders(b)
From net investment income	(0.49)	(0.45)	(0.76)	(0.75)	(0.65)
Return of capital	(0.06)	(0.09)	—	—	—
Total distributions to Common Shareholders	(0.55)	(0.54)	(0.76)	(0.75)	(0.65)
Net asset value, end of year	$13.07	$13.03	$13.58	$16.29	$15.83
Market price, end of year	$11.57	$11.20	$13.36	$15.63	$14.21
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.34%	0.52%	(12.14)%	8.22%	3.98%
Based on market price	8.49%	(12.17)%	(9.91)%	15.67%	3.17%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.68%	3.17%	1.77%(e)	1.44%	2.14%
Total expenses after fees waived and/or reimbursed	3.64%	3.17%	1.74%(e)	1.44%	2.14%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.86%	0.89%	0.95%(e)	0.89%	0.92%
Net investment income to Common Shareholders	3.45%	3.71%	4.37%	4.59%	4.39%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$694,874	$699,848	$740,380	$490,103	$476,309
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$417,100	$417,100	$417,100	$237,100	$237,100
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$259,234 (h)	$259,361 (h)	$245,762 (h)	$306,707 (i)	$300,890 (i)
TOB Trust Certificates, end of year (000)	$19,285	$22,060	$90,838	$61,534	$71,300
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$58,624	$51,599	$13,734	N/A	N/A
Portfolio turnover rate	14%	17%	20%	10%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.70% and 0.92%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	0.85%	0.88%	0.94%	0.88%	0.91%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MHN
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.12	$12.58	$15.21	$14.92	$15.31	$14.27
Net investment income(a)	0.38	0.41	0.51	0.63	0.60	0.55
Net realized and unrealized gain (loss)	0.08	(0.43)	(2.56)	0.31	(0.43)	1.02
Net increase (decrease) from investment operations	0.46	(0.02)	(2.05)	0.94	0.17	1.57
Distributions to Common Shareholders(b)
From net investment income	(0.42)	(0.37)	(0.58)	(0.65)	(0.56)	(0.53)
Return of capital	(0.06)	(0.07)	—	—	—	—
Total distributions to Common Shareholders	(0.48)	(0.44)	(0.58)	(0.65)	(0.56)	(0.53)
Net asset value, end of period	$12.10	$12.12	$12.58	$15.21	$14.92	$15.31
Market price, end of period	$10.77	$10.44	$11.23	$14.74	$13.79	$13.74
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.61%	0.53%	(13.49)%(d)	6.70%	1.54%	11.88%
Based on market price	8.09%	(3.00)%	(20.31)%(d)	11.88%	4.57%	16.02%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	4.12%(f)	3.52%	1.78%(g)	1.57%	2.15%	2.62%
Total expenses after fees waived and/or reimbursed	4.01%(f)	3.43%	1.70%(g)	1.51%	2.09%	2.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.00%(f)	0.95%	0.94%(g)	0.95%	0.94%	0.94%
Net investment income to Common Shareholders	3.20%	3.47%	4.05%(g)	4.17%	4.03%	3.82%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$366,016	$370,134	$391,737	$473,389	$464,504	$476,549
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600	$243,600	$243,600	$243,600	$243,600	$243,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$248,878 (j)	$247,532 (j)	$239,843 (j)	$294,330 (k)	$290,683 (k)	$295,628 (k)
TOB Trust Certificates, end of period (000)	$2,250	$7,284	$36,527	$56,376	$63,384	$55,899
Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$271,826	$85,220	$18,386	N/A	N/A	N/A
Portfolio turnover rate	44%	43%	29%	14%	10%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 4.05%, 3.94% and 0.93%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Expense ratios	0.99%	0.94%	0.93%	0.94%	0.93%	0.93%

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MIY
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$12.94	$13.56	$16.04	$15.88	$15.70
Net investment income(a)	0.42	0.42	0.61	0.68	0.63
Net realized and unrealized gain (loss)	0.23	(0.55)	(2.42)	0.14	0.14
Net increase (decrease) from investment operations	0.65	(0.13)	(1.81)	0.82	0.77
Distributions to Common Shareholders(b)
From net investment income	(0.46)	(0.43)	(0.67)	(0.66)	(0.59)
Return of capital	(0.05)	(0.06)	—	—	—
Total distributions to Common Shareholders	(0.51)	(0.49)	(0.67)	(0.66)	(0.59)
Net asset value, end of year	$13.08	$12.94	$13.56	$16.04	$15.88
Market price, end of year	$11.61	$11.12	$13.67	$15.80	$14.24
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.82%	(0.40)%	(11.35)%	5.61%	5.52%
Based on market price	9.30%	(15.09)%	(9.28)%	16.02%	4.31%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.66%(e)	3.27%	1.66%	1.44%	2.07%
Total expenses after fees waived and/or reimbursed	3.62%(e)	3.27%	1.66%	1.44%	2.07%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.87%(e)	0.91%	0.88%	0.85%	1.20%
Net investment income to Common Shareholders	3.28%	3.31%	4.10%	4.32%	4.06%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$378,950	$378,173	$400,206	$473,464	$468,752
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$231,900	$231,900	$231,900	$231,900	$231,900
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$263,411 (h)	$258,740 (h)	$246,506 (h)	$304,167 (i)	$302,135 (i)
TOB Trust Certificates, end of year (000)	$—	$6,334	$41,267	$41,267	$41,362
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	N/A	$97,262	$16,309	N/A	N/A
Portfolio turnover rate	27%	37%	22%	7%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.64%, 3.60% and 0.85%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	0.87%	0.91%	0.88%	0.85%	0.88%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MYN
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$11.70	$12.12	$14.73	$14.52	$14.38
Net investment income(a)	0.37	0.39	0.52	0.60	0.56
Net realized and unrealized gain (loss)	0.14	(0.39)	(2.53)	0.22	0.10
Net increase (decrease) from investment operations	0.51	—	(2.01)	0.82	0.66
Distributions to Common Shareholders(b)
From net investment income	(0.41)	(0.37)	(0.60)	(0.61)	(0.52)
Return of capital	(0.07)	(0.05)	—	—	—
Total distributions to Common Shareholders	(0.48)	(0.42)	(0.60)	(0.61)	(0.52)
Net asset value, end of year	$11.73	$11.70	$12.12	$14.73	$14.52
Market price, end of year	$10.58	$10.08	$10.94	$14.56	$13.26
Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.14%	0.64%	(13.74)%	6.10%	5.11%
Based on market price	10.07%	(3.94)%	(21.23)%	14.84%	4.65%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.57%(e)	3.07%	1.59%	1.47%	2.05%
Total expenses after fees waived and/or reimbursed	3.54%(e)	3.07%	1.59%	1.47%	2.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.93%(e)	0.89%	1.24%	1.27%	1.21%
Net investment income to Common Shareholders	3.26%	3.42%	3.91%	4.17%	3.91%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$449,341	$452,980	$479,869	$583,221	$574,856
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$272,392 (h)	$269,699 (h)	$256,882 (h)	$335,455 (i)	$332,077 (i)
TOB Trust Certificates, end of year (000)	$12,950	$19,231	$58,179	$103,573	$111,089
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$54,810	$37,423	$13,502	N/A	N/A
Portfolio turnover rate	43%	40%	31%	11%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.50%, 3.47% and 0.86%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	0.93%	0.89%	0.88%	0.90%	0.89%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MPA
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$13.09	$13.92	$16.64	$16.09	$16.06
Net investment income(a)	0.38	0.40	0.59	0.69	0.65
Net realized and unrealized gain (loss)	0.13	(0.76)	(2.65)	0.52	(0.05)
Net increase (decrease) from investment operations	0.51	(0.36)	(2.06)	1.21	0.60
Distributions to Common Shareholders(b)
From net investment income	(0.45)	(0.40)	(0.66)	(0.66)	(0.57)
Return of capital	(0.11)	(0.07)	—	—	—
Total distributions to Common Shareholders	(0.56)	(0.47)	(0.66)	(0.66)	(0.57)
Net asset value, end of year	$13.04	$13.09	$13.92	$16.64	$16.09
Market price, end of year	$12.35	$11.69	$13.54	$16.23	$14.09
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.43%	(2.05)%	(12.45)%	8.09%	4.33%
Based on market price	10.75%	(10.08)%	(12.69)%	20.40%	3.47%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.52%(e)	3.02%	1.63%	1.48%	2.13%
Total expenses after fees waived and/or reimbursed	3.47%(e)	3.01%	1.63%	1.48%	2.12%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	1.07%(e)	0.95%	1.24%	1.25%	1.23%
Net investment income to Common Shareholders	2.94%	3.10%	3.85%	4.24%	4.08%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$168,804	$170,467	$185,332	$221,384	$214,155
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600	$82,600	$82,600	$82,600	$82,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$287,227 (h)	$276,357 (h)	$248,524 (h)	$368,019 (i)	$359,268 (i)
TOB Trust Certificates, end of year (000)	$7,560	$14,060	$42,183	$44,012	$54,482
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$34,227	$18,983	$7,346	N/A	N/A
Portfolio turnover rate	18%	31%	18%	13%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy and reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.33%, 3.28% and 0.88%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	1.07%	0.95%	0.93%	0.92%	0.93%

(h)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BNY
	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of year	$12.05	$12.51	$15.30	$15.09	$15.09
Net investment income(a)	0.37	0.40	0.57	0.66	0.61
Net realized and unrealized gain (loss)	0.10	(0.43)	(2.73)	0.28	(0.05)
Net increase (decrease) from investment operations	0.47	(0.03)	(2.16)	0.94	0.56
Distributions to Common Shareholders(b)
From net investment income	(0.41)	(0.36)	(0.63)	(0.73)	(0.56)
Return of capital	(0.06)	(0.07)	—	—	—
Total distributions to Common Shareholders	(0.47)	(0.43)	(0.63)	(0.73)	(0.56)
Net asset value, end of year	$12.05	$12.05	$12.51	$15.30	$15.09
Market price, end of year	$10.71	$10.35	$11.46	$15.49	$14.10
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.62%	0.46%	(14.24)%	6.55%	4.12%
Based on market price	8.26%	(5.81)%	(22.40)%	15.45%	6.30%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.93%(e)	3.40%	1.78%	1.74%(f)	2.36%
Total expenses after fees waived and/or reimbursed	3.89%(e)	3.40%	1.78%	1.74%(f)	2.36%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)(h)	1.10%(e)	1.03%	1.03%	1.16%(f)	1.16%
Net investment income to Common Shareholders	3.13%	3.37%	4.12%	4.35%	4.06%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$290,554	$292,957	$308,308	$376,645	$195,844
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$179,400	$179,400	$179,400	$179,400	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$260,678 (i)	$258,872 (i)	$237,449 (i)	$309,947 (j)	$—
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—	$—	$—	$—	$94,500
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—	$—	$—	$—	$307,243 (j)
TOB Trust Certificates, end of year (000)	$1,430	$4,998	$44,907	$72,273	$42,523
Asset coverage per $1,000 of TOB Trust Certificates, end of year(k)	$329,422	$95,444	$11,853	N/A	N/A
Portfolio turnover rate	43%	37%	35%	12%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.82%, 3.78% and 0.99%, respectively.

(f)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.69%, 1.69% and 1.11%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20

Expense ratios	1.09%	1.02%	1.02%	1.16%	1.16%

(i)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Fund’s total liabilities (not including VRDP/VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP/VMTP Shares, and by multiplying the results by 100,000.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BHV
	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Net asset value, beginning of period	$12.44	$13.32	$15.73	$15.38	$15.64	$14.97
Net investment income(a)	0.29	0.35	0.46	0.54	0.55	0.58
Net realized and unrealized gain (loss)	0.17	(0.85)	(2.37)	0.36	(0.26)	0.74
Net increase (decrease) from investment operations	0.46	(0.50)	(1.91)	0.90	0.29	1.32
Distributions to Common Shareholders(b)
From net investment income	(0.38)	(0.32)	(0.50)	(0.55)	(0.55)	(0.65)
Return of capital	(0.04)	(0.06)	—	—	—	—
Total distributions to Common Shareholders	(0.42)	(0.38)	(0.50)	(0.55)	(0.55)	(0.65)
Net asset value, end of period	$12.48	$12.44	$13.32	$15.73	$15.38	$15.64
Market price, end of period	$11.11	$10.78	$14.41	$18.75	$16.09	$16.54
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.38%	(3.42)%	(12.61)%(d)	5.76%	1.87%	8.94%
Based on market price	7.23%	(22.64)%	(20.69)%(d)	20.50%	0.77%	4.15%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	5.16%(f)	4.43%	2.60%(g)(h)	2.28%	2.86%	3.37%
Total expenses after fees waived and/or reimbursed	4.93%(f)	4.20%	2.38%(g)(h)	2.06%	2.64%	3.15%
Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	2.22%(f)	1.74%	1.55%(g)(h)	1.43%	1.69%	1.82%
Net investment income to Common Shareholders	2.38%	2.82%	3.52%(h)	3.49%	3.63%	3.88%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$19,817	$19,956	$21,460	$25,326	$24,728	$25,119
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600	$11,600	$11,600	$11,600	$11,600	$11,600
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$270,832 (k)	$246,737 (k)	$246,984 (k)	$318,324 (l)	$313,171 (l)	$316,539 (l)
TOB Trust Certificates, end of period (000)	$—	$2,000	$3,000	$4,876	$4,876	$5,396
Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	N/A	$16,755	$12,003	N/A	N/A	N/A
Portfolio turnover rate	46%	31%	39%	10%	28%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after feeswaived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 4.68%, 4.45% and 1.74%, respectively.

(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%, respectively.

(h)	Annualized.
(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19

Expense ratios	2.22%	1.74%	1.55%	1.43%	1.40%	1.42%

(k)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

2024 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:
Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified
The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On October 30, 2023, the Board of Directors/Trustees of each of MIY, MPA, BHV and BlackRock Investment Quality Municipal Trust, Inc. (BKN) (collectively, the "Target Funds") and the Board of Directors of BlackRock MuniYield Quality Fund III, Inc. (MYI) announced the withdrawal of merger proposals that were previously approved by the Boards pursuant to which each of the Target Funds would have been merged into MYI, with MYI continuing as the surviving Fund. While the Board of Directors believe that the mergers would have benefited shareholders for the reasons discussed in the proxy statement, it was determined that the proxy solicitation process and associated costs would be more burdensome and expensive as a result of opposition from an activist shareholder, making the mergers no longer in the best interests of each Fund’s shareholders.
The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Fund’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and
•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MIY’s, MYN’s and MPA’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration,  trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUJ	$ 696,922	$ 91,820	$ 20,938	$ 809,680
MHN	107,834	11,601	3,169	122,604
MIY	35,705	3,427	1,275	40,407
MYN	493,512	52,293	14,091	559,896
MPA	286,145	37,799	8,393	332,337
BNY	72,247	7,642	2,453	82,342
BHV	10,440	1,043	377	11,860

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For the year ended July 31, 2024, the following table is a summary of each Fund’s TOB Trusts:
Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUJ	$ 30,659,007	$ 19,284,999	3.62% — 3.73%	$ 19,345,655	4.19%
MHN	4,635,138	2,250,000	3.64	3,020,215	4.06
MIY	—	—	—	978,008	4.13
MYN	26,991,707	12,949,999	3.64	13,911,041	4.03
MPA	11,345,869	7,560,000	3.67	8,005,355	4.15
BNY	2,654,844	1,430,000	3.68	2,003,430	4.11
BHV	—	—	—	289,617	4.10

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2024.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
For such services, each Fund, except BNY and BHV, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:
	MUJ	MHN	MIY	MYN	MPA
Investment advisory fees	0.50%	0.55%	0.49%	0.50%	0.49%
For purposes of calculating these fees, for each Fund except for BNY and BHV, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For such services, BNY and BHV, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Fund’s managed assets:
	BNY	BHV
Investment advisory fees	0.55%	0.65%
For purposes of calculating these fees, for BNY and BHV, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees to the annual rate of 0.13% of the Fund’s average weekly managed assets. This voluntary waiver may be reduced or discontinued at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended July 31, 2024, the Manager waived $40,640 pursuant to this agreement.
With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUJ	$ 49,475
MHN	13,071
MIY	12,681
MYN	8,886
MPA	5,088
BNY	8,169
BHV	1,141
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024 the waiver was $294,124.
With respect to each Fund, effective May 1, 2024, the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. In addition, each Fund received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2024, the amounts waived were as follows:
Fund Name	Fees Waived and/or Reimbursed by the Manager
MUJ	$ 211,038
MHN	111,438
MIY	135,793
MYN	155,522
MPA	82,793
BNY	85,155
BHV	3,475
Directors and Officers:  Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended July 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
MUJ	$ 184,672,846	$ 143,994,413

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Fund Name	Purchases	Sales
MHN	$ 261,879,999	$ 263,152,876
MIY	158,859,137	165,733,742
MYN	293,017,613	298,125,212
MPA	49,711,824	45,543,010
BNY	195,581,947	198,876,430
BHV	14,480,211	14,009,683
8.
INCOME TAX INFORMATION
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MUJ	$ (39,952)	$ 39,952
MHN	(15,484)	15,484
MIY	(76,345)	76,345
MYN	(20,158)	20,158
MPA	(108,650)	108,650
BNY	(18,319)	18,319
BHV	(95,889)	95,889
The tax character of distributions paid was as follows:
Fund Name	Year Ended 07/31/24	Year Ended 07/31/23
MUJ
Tax-exempt income	$ 44,248,787	$ 38,967,039
Ordinary income	—	48,253
Return of capital	3,273,377	5,140,445
	$ 47,522,164	$ 44,155,737
MHN
Tax-exempt income	$ 23,297,479	$ 20,104,822
Ordinary income	123,426	35,192
Return of capital	1,902,330	2,133,697
	$ 25,323,235	$ 22,273,711
MIY
Tax-exempt income	$ 23,665,971	$ 21,262,737
Ordinary income	—	9,414
Return of capital	1,310,905	1,655,675
	$ 24,976,876	$ 22,927,826
MYN
Tax-exempt income	$ 26,690,043	$ 23,080,507
Ordinary income	149,584	42,379
Return of capital	2,555,616	2,141,070
	$ 29,395,243	$ 25,263,956
MPA
Tax-exempt income	$ 9,429,912	$ 8,187,485
Ordinary income	—	9,104
Return of capital	1,403,077	987,610
	$ 10,832,989	$ 9,184,199
Notes to Financial Statements

Notes to Financial Statements  (continued)

Fund Name	Year Ended 07/31/24	Year Ended 07/31/23
BNY
Tax-exempt income	$ 17,687,479	$ 15,168,344
Ordinary income	39,168	45,085
Return of capital	1,373,067	1,802,990
	$ 19,099,714	$ 17,016,419
BHV
Tax-exempt income	$ 1,119,077	$ 936,036
Ordinary income	2,311	3,689
Return of capital	59,174	95,859
	$ 1,180,562	$ 1,035,584
As of July 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MUJ	$ (49,322,647)	$ (2,012,734)	$ (51,335,381)
MHN	(68,794,083)	15,220,224	(53,573,859)
MIY	(36,216,301)	5,894,127	(30,322,174)
MYN	(75,473,378)	18,818,484	(56,654,894)
MPA	(16,927,552)	(1,795,177)	(18,722,729)
BNY	(48,957,590)	10,886,450	(38,071,140)
BHV	(3,292,878)	642,773	(2,650,105)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts, the accrual of income on securities in default and the deferral of compensation to Directors.

As of July 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUJ	$ 1,106,317,105	$ 24,510,177	$ (23,820,599)	$ 689,578
MHN	592,253,615	20,456,683	(3,728,197)	16,728,486
MIY	598,412,349	10,783,500	(3,542,512)	7,240,988
MYN	675,981,561	25,123,585	(4,345,607)	20,777,978
MPA	251,954,211	4,291,009	(5,220,715)	(929,706)
BNY	457,515,573	15,665,998	(3,601,698)	12,064,300
BHV	30,436,524	889,253	(172,210)	717,043
9.
PRINCIPAL RISKS
In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.
The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.
A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.
The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Funds’ performance.
The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.
10.
 CAPITAL SHARE TRANSACTIONS
MPA, BNY and BHV are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUJ, MHN, MIY and MYN are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10, except for BNY and BHV for which it is $0.001. The par value for MUJ’s, MHN’s, MIY’s and MYN’s Preferred Shares outstanding is $0.10. The par value for MPA’s Preferred Shares outstanding is $0.05. The par value for BNY’s and BHV’s Preferred Shares outstanding is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MPA is authorized to issue 1 million Preferred Shares.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Fund Name	07/31/24	07/31/23
MUJ	—	19,764
MIY	—	19,146
MPA	—	834
BHV	—	53
The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts.
The total cost of the shares repurchased is reflected in each Fund’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:
	MUJ
	Shares	Amounts
Year Ended July 31, 2024	507,049	$ 5,349,075
Year Ended July 31, 2023	830,265	9,439,913

	MHN
	Shares	Amounts
Year Ended July 31, 2024	293,363	$ 2,806,910
Year Ended July 31, 2023	597,023	6,123,353

	MIY
	Shares	Amounts
Year Ended July 31, 2024	267,446	$ 2,750,841
Year Ended July 31, 2023	302,870	3,374,623

	MYN
	Shares	Amounts
Year Ended July 31, 2024	408,538	$ 3,787,717
Year Ended July 31, 2023	864,838	8,585,038

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

	MPA
	Shares	Amounts
Year Ended July 31, 2024	75,192	$ 809,297
Year Ended July 31, 2023	291,383	3,289,985

	BNY
	Shares	Amounts
Year Ended July 31, 2024	201,069	$ 1,898,566
Year Ended July 31, 2023	319,475	3,263,323

	BHV
	Shares	Amounts
Year Ended July 31, 2024	16,336	$ 158,886
Year Ended July 31, 2023	7,063	75,425
Preferred Shares
A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
Each Fund (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$ 172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
	04/11/22	1,800	180,000,000	07/01/41
MHN	06/30/11	2,436	243,600,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41
BNY	03/31/21	945	94,500,000	03/31/51
	04/12/21	849	84,900,000	03/31/51
BHV	06/14/12	116	11,600,000	07/01/42
Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	MUJ	MHN	MIY	MYN	MPA	BNY	BHV
Expiration date	11/30/24	11/30/24	07/06/25	07/06/25	07/06/25	11/30/24	07/06/25
Notes to Financial Statements

Notes to Financial Statements  (continued)

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MUJ	Aa2	AA
MHN	Aa2	AA
MIY	Aa2	AA
MYN	Aa2	AA
MPA	Aa2	AA
BNY	Aa2	AA
BHV	Aa2	AA
Special Rate Period:   A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:
Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/24
MUJ	04/17/14	11/15/24
MHN	04/17/14	11/15/24
MIY	06/25/20	06/18/25
MYN	06/22/22	06/18/25
MPA	06/22/22	06/18/25
BNY	03/31/21	11/15/24
BHV	06/25/20	06/18/25
Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended July 31, 2024, the annualized dividend rate for the VRDP Shares were as follows:
	MUJ	MHN	MIY	MYN	MPA	BNY	BHV
Dividend rates	4.37%	4.38%	4.39%	4.40%	4.39%	4.37%	4.39%
For the year ended July 31, 2024, VRDP Shares issued and outstanding of each VRDP Fund remained constant.
Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Fund Name	Dividends	Deferred Offering Costs Amortization
MUJ	$ 18,221,727	$ 42,826
MHN	10,662,535	15,647
MIY	10,180,941	11,383
MYN	10,907,589	21,909
MPA	3,626,330	17,202
BNY	7,842,633	15,560
BHV	509,266	3,080
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Funds’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Funds declared and paid or will pay distributions to Common Shareholders as follows:
Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUJ	08/01/24	08/15/24	09/03/24	$ 0.050000
	09/03/24	09/16/24	10/01/24	0.050000
	09/12/24	10/15/24	11/01/24	0.054000
MHN	08/01/24	08/15/24	09/03/24	0.043500
	09/03/24	09/16/24	10/01/24	0.043500
	09/12/24	10/15/24	11/01/24	0.051500
MIY	08/01/24	08/15/24	09/03/24	0.046500
	09/03/24	09/16/24	10/01/24	0.046500
	09/12/24	10/15/24	11/01/24	0.054500
MYN	08/01/24	08/15/24	09/03/24	0.044200
	09/03/24	09/16/24	10/01/24	0.044200
	09/12/24	10/15/24	11/01/24	0.051200
MPA	08/01/24	08/15/24	09/03/24	0.066000
	09/03/24	09/16/24	10/01/24	0.066000
	09/12/24	10/15/24	11/01/24	0.066000
BNY	08/01/24	08/15/24	09/03/24	0.043000
	09/03/24	09/16/24	10/01/24	0.043000
	09/12/24	10/15/24	11/01/24	0.051000
BHV	08/01/24	08/15/24	09/03/24	0.039500
	09/03/24	09/16/24	10/01/24	0.039500
	09/12/24	10/15/24	11/01/24	0.051500
The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUJ	VRDP	W-7	$ 1,594,097
MHN	VRDP	W-7	931,005
MIY	VRDP	W-7	896,743
MYN	VRDP	W-7	957,841
MPA	VRDP	W-7	319,409
BNY	VRDP	W-7	685,641
BHV	VRDP	W-7	44,857

(a)	Dividends declared for period August 1, 2024 to August 31, 2024.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock New York Municipal Income Trust, and BlackRock Virginia Municipal Bond Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock MuniYield Pennsylvania Quality Fund, BlackRock New York Municipal Income Trust, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of July 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2024, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan
Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., BlackRock
MuniYield Pennsylvania Quality Fund, and BlackRock New York Municipal Income Trust
For each of the five years in the period ended July 31, 2024
BlackRock MuniHoldings New York Quality Fund, Inc. and BlackRock Virginia Municipal Bond Trust	For each of the two years in the period ended July 31, 2024, for the period from September 1, 2021 through July 31, 2022, and for each of the three years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
September 20, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2024:
Fund Name	Exempt-Interest Dividends
MUJ	$ 41,589,533
MHN	21,981,969
MIY	22,319,111
MYN	24,996,600
MPA	8,575,236
BNY	16,650,444
BHV	1,056,342
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2024:
Fund Name	Interest Dividends
MHN	$ 123,426
MYN	149,584
BNY	39,168
BHV	2,311
The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2024:
Fund Name	Interest- Related Dividends
MHN	$ 123,426
MYN	149,584
BNY	39,168
BHV	2,311
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively, the “Funds” and each, a “Fund”) met on May 3, 2024 (the “May Meeting”) and June 6-7, 2024 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2023, as compared to its Performance Peers. The performance information is based on net asset value (“NAV”), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV.  Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered MUJ’s performance relative to MUJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUJ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MHN’s performance relative to MHN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MHN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MHN, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MIY’s performance relative to MIY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MIY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MIY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MYN’s performance relative to MYN’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYN generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYN, and that BlackRock has explained its rationale for this belief to the Board.
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Disclosure of Investment Advisory Agreements (continued)

The Board reviewed and considered MPA’s performance relative to MPA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MPA generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MPA, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MPA’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BNY’s performance relative to BNY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BNY generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BNY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BHV’s performance relative to BHV’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHV generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHV, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BHV’s underperformance relative to the Performance Metrics.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that MUJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUJ’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUJ’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MUJ will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MHN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MHN’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MHN will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MIY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MIY’s

2024 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MIY’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MIY will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MYN’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MYN’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MYN will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that MPA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to MPA’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MPA’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and MPA will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that BNY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BNY’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BNY’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BNY will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
The Board noted that BHV’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to the implementation of a voluntary advisory fee waiver, effective as of May 1, 2024, pursuant to which BlackRock will waive a portion of its advisory fee attributable to BHV’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BHV’s gross monthly income attributable to investments from the proceeds of the preferred shares. In addition, the Board also noted that BlackRock has agreed to, and BHV will receive the benefit of its pro rata portion of, a one-time voluntary advisory fee waiver pursuant to which BlackRock will be waiving an aggregate of $2 million of advisory fees with respect to certain BlackRock-advised municipal closed-end funds.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase.  The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and efforts to reduce fund discounts, including continued communication efforts with
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Disclosure of Investment Advisory Agreements (continued)

shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.
The Fund seeks to achieve its investment objective by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“New Jersey Municipal Bonds”). The Fund invests substantially all (at least 80%) of its assets in New Jersey Municipal Bonds, except at times when BlackRock Advisors, LLC (the “Manager”) considers that New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New Jersey Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“Municipal Bonds”). The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund will maintain at least 80% of its assets in New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.
Ordinarily, the Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax.
The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New Jersey Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New Jersey Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”
The Fund invests in investment grade New Jersey Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New Jersey Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular New Jersey Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Fund with a
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.
The average maturity of the Fund’s portfolio securities varies based upon the Manager’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.
The Fund invests primarily in long-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term New Jersey Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.
BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)
The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund’s investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when BlackRock Advisors, LLC (the “Manager”) considers that New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“Municipal Bonds”). At all times, at least 65% of the Fund’s total assets will be invested in New York Municipal Bonds and at least 80% of each Fund’s total assets will be invested in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. The Fund may invest directly in securities or synthetically through the use of derivatives. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”) or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1 + through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.
The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”). Non-Municipal TaxExempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New York personal income taxes will be considered “New York Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax and New York personal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.
BlackRock MuniYield Michigan Quality Fund (MIY)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, the Fund may realize taxable capital gains. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)
The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may leverage its portfolio by entering into one or more credit facilities.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock MuniYield Pennsylvania Quality Fund (MPA)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. The Fund may invest directly in securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.
Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.
For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.
The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.
BlackRock New York Municipal Income Trust (BNY)
The Fund’s investment objective is to provide current income exempt from federal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York City and New York State personal income taxes, the Fund may invest in securities that pay interest that is not exempt from New York City and New York State personal income taxes when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York City and New York State personal income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York City and New York State personal income taxes.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock Virginia Municipal Bond Trust (BHV)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. The Fund may invest directly in securities or synthetically through the use of derivatives. The Fund cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable demand rate preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.
All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, the Fund may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (MUJ, MHN, MIY, MYN, MPA and BHV): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
State Specific Risk (MUJ, MHN, MIY, MYN, MPA, BNY and BHV): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
Indexed and Inverse Securities Risk (MIY, MYN and MPA): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable Rate Demand Obligations Risks (MUJ, MHN, MIY, MYN and MPA): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
Repurchase Agreements and Purchase and Sale Contracts Risk (MUJ and MHN): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (MIY and MYN): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (MUJ, MHN, MIY, BNY and BHV): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2024 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to MUJ, MHN, MIY, MYN, MPA, BNY and BHV’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After MUJ, MHN, MIY, MYN, MPA, BNY and BHV declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MPA, BNY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUJ, MHN, MIY and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			70 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Director (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			70 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Director (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			68 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			68 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

2024 BlackRock Annual Report to Shareholders

Director and Officer Information (continued)
Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Catherine A. Lynch(d) 1961	Director (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			70 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust
Arthur P. Steinmetz(d) 1958	Director (Since 2023)
Consultant, Posit PBC (enterprise data science) since
2020; Director, ScotiaBank (U.S.) from 2020 to 2023;
Chairman, Chief Executive Officer and President of
OppenheimerFunds, Inc. from 2015, 2014 and 2013,
respectively to 2019; Trustee, President and Principal
Executive Officer of 104 OppenheimerFunds funds from
2014 to 2019; Portfolio manager of various
OppenheimerFunds fixed income mutual funds from
1986 to 2014.
			70 RICs consisting of 105 Portfolios	Trustee of 104 Oppenheimer Funds funds from 2014 to 2019

Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Director (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			96 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 273 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Director and Officer Information

Director and Officer Information (continued)
Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2023, Frank Fabozzi retired as Director of the Funds.
Effective January 19, 2024, Arthur Steinmetz became an Independent Director of the Funds.

2024 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024  to elect director nominees for each Fund.  There were no broker non-votes with regard to any of the Funds.
Shareholders elected the Class II Directors as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUJ	35,263,462	11,307,122	43,488,427	3,082,157	4,171	0
MIY	16,835,862	7,212,239	22,465,528	1,582,573	2,319	0
BHV	1,095,630	207,429	1,096,589	206,470	116	0

(a)	Voted on by holders of Preferred Shares only.
For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
The Annual Meeting of Shareholders of BNY (the “Meeting”) was held on June 17, 2024 and adjourned to July 16, 2024 for shareholders of record on April 22, 2024 to consider and vote on the election of three Class II Directors. The Meeting was initially called for June 17, 2024, but adjourned to July 16, 2024 to seek additional shareholder participation. There were no broker non-votes.
The vote results in the election of Class II Directors were as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch(a)		Ilya Gurevich
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BNY	8,293,612	855,153	8,300,802	847,964	1,794	0	3,273,505	73,862

	Jennifer Raab
Fund Name	Votes For	Votes Withheld
BNY	3,267,550	79,817

(a)	Voted on by holders of Preferred Shares only.
J. Phillip Holloman,  Arthur P. Steinmetz and Catherine A. Lynch, incumbent Class II Directors, were re-elected as Class II Directors of BNY. The vote standard to elect Board members is described in BNY’s most recent proxy statement. The Directors of BNY whose term of office continued after the Meeting because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
The Annual Meeting of Shareholders of MHN (the “Meeting”) was held on June 18, 2024 for shareholders of record on April 22, 2024 to consider and vote on the election of three Class II Directors. There were no broker non-votes.
The vote results in the election of Class II Directors were as follows:
	J. Phillip Holloman			Arthur P. Steinmetz			Catherine A. Lynch(a)
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MHN	8,372,519	2,733,324	241,041	10,320,168	833,737	192,980	2,436	0	0

	Shavar Jeffries			Jennifer Raab
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MHN	4,537,468	313,373	6,651	4,541,575	309,638	6,278

(a)	Voted on by holders of Preferred Shares only.
Catherine A. Lynch was re-elected as a Class II Director of MHN and no other nominee received the required number of votes to be re-elected or elected to the Board of MHN.  J. Phillip Holloman and Arthur P. Steinmetz, incumbent Class II Directors, will continue to serve as Class II Directors until their successors have been duly elected and qualified. The vote standard to elect Board members is described in MHN’s most recent proxy statement. The Directors of MHN whose term of office continued after the Meeting because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
The Annual Meeting of Shareholders of MPA (the “Meeting”) was held on June 18, 2024 for shareholders of record on April 22, 2024 to consider and vote on the election of ten Directors. There were no broker non-votes.
Additional Information

Additional Information (continued)

The vote results in the election of Class II Directors were as follows:
	Cynthia L. Egan			Robert Fairbairn			Lorenzo A. Flores
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	4,325,046	133,607	23,500	4,353,992	100,244	27,916	4,354,200	101,511	26,442

	Stayce D. Harris			J. Phillip Holloman			R. Glenn Hubbard
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	4,344,558	99,617	37,979	4,312,480	133,503	25,424	4,321,142	121,691	28,574

	John M. Perlowski			Arthur P. Steinmetz			W. Carl Kester(a)
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	4,352,022	95,982	23,403	4,318,680	124,533	28,193	826	0	0

	Catherine A. Lynch(a)			Ilya Gurevich			Shavar Jeffries
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	826	0	0	2,642,181	139,969	12,966	2,643,146	139,479	12,491

	Jennifer Raab			David Littlewood			David Locala
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	2,644,101	138,524	12,491	2,646,096	136,529	12,491	2,650,535	132,089	12,491

	Athanassios Diplas			Alexander Vindman
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MPA	2,645,896	136,729	12,491	2,642,216	137,674	15,225

(a)	Voted on by holders of Preferred Shares only.
Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Arthur P. Steinmetz, W. Carl Kester and Catherine A. Lynch were re-elected as Directors of MPA. The vote standard to elect Board members is described in MPA’s most recent proxy statement.
The Annual Meeting of Shareholders of MYN (the “Meeting”) was held on June 17, 2024 for shareholders of record on April 22, 2024 to consider and vote on the election of three Class II Directors.   There were no broker non-votes.
The vote results in the election of Class II Directors were as follows:
	J. Phillip Holloman			Arthur P. Steinmetz			Catherine A. Lynch(a)
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MYN	8,854,295	4,560,996	321,486	12,158,001	1,429,306	149,469	2,477	0	0

	Jennifer Raab			Alexander Vindman
Fund Name	Votes For	Votes Against	Votes Abstain	Votes For	Votes Against	Votes Abstain
MYN	4,443,339	227,069	41,843	4,413,215	263,736	35,300

(a)	Voted on by holders of Preferred Shares only.
Catherine A. Lynch was re-elected as a Class II Director of MYN and no other nominee received the required number of votes to be re-elected or elected to the Board of MYN.  J. Phillip Holloman and Arthur P. Steinmetz, incumbent Class II Directors, will continue to serve as Class II Directors until their successors have been duly elected and qualified. The vote standard to elect Board members is described in MYN’s most recent proxy statement. The Directors of MYN whose term of office continued after the Meeting because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Fund Certification
The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

Environmental, Social and Governance (“ESG”) Integration
Although the Funds do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Fund management will consider ESG factors as part of the investment process for the Funds. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Funds’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Funds’ exposure to certain companies or industries. While Fund management views ESG considerations as having the potential to contribute to the Funds’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Fund’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Fund intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Fund may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital.  The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Additional Information

Additional Information (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.(a)
New York, NY 10036
The Toronto-Dominion Bank(b)
New York, NY 10019
(a) For MUJ, MHN and BNY.
(b) For MIY, MYN, MPA and BHV.
VRDP Remarketing Agent
BofA Securities, Inc.(a)
New York, NY 10036
TD Securities (USA) LLC(b)
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
CR	Custodian Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bond
S/F	Single-Family
SAB	Special Assessment Bonds
SAW	State Aid Withholding
SONYMA	State of New York Mortgage Agency
ST	Special Tax
TA	Tax Allocation
VRDN	Variable Rate Demand Note
Glossary of Terms Used in This Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
MY7-07/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New York Quality Fund, Inc.	$32,538	$32,538	$0	$0	$20,696	$20,700	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC

(the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings New York Quality Fund, Inc.	$20,696	$21,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as  Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as  Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at

BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2006 and 2022 respectively. Messrs. Maloney, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.
Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2010.

(a)(2) As of July 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor, CFA	33	0	0	0	0	0

	$31.36 Billion	$0	$0	$0	$0	$0

Christian Romaglino, CFA	36	0	0	0	0	0

	$17.07 Billion	$0	$0	$0	$0	$0

Kevin Maloney, CFA	39	0	0	0	0	0

	$40.97 Billion	$0	$0	$0	$0	$0

Philip Soccio, CFA	34	0	0	0	0	0

	$28.20 Billion	$0	$0	$0	$0	$0

Michael Kalinoski, CFA	34	0	0	0	0	0

	$34.81 Billion	$0	$0	$0	$0	$0

Kristi Manidis	36	0	2	0	0	0

	$25.23 Billion	$0	$864.2 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Christian Romaglino, CFA	None
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 20, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: September 20, 2024